                                                                    Exhibit 10.2


             =====================================================



                           ASSET PURCHASE AGREEMENT

                                     among

                          MEDALLION FINANCIAL CORP.,
                           BLI ACQUISITION CO., LLC,
                            BUSINESS LENDERS, INC.,
                                THOMAS KELLOGG,
                                 GARY MULLIN,
                                  PENN RITTER
                                      AND
                  TRIUMPH - CONNECTICUT, LIMITED PARTNERSHIP



                         _____________________________

                          Dated as of August 20, 1997
                         _____________________________


             =====================================================

                               TABLE OF CONTENTS

                                                                                Page
                                                                                ----

SECTION 1 - SALE AND PURCHASE OF ASSETS........................................   1
    1.1     Sale of Assets.....................................................   1
    1.2     Assumption of Liabilities..........................................   1
    1.3     Purchase Price and Payment.........................................   2
    1.4     Post-Closing Adjustment............................................   4
    1.5     Earn-Out Payments..................................................   5
    1.6     Transfer of Purchased Assets.......................................   6
    1.7     Delivery of Records and Contracts..................................   6
    1.8     MFC Designees......................................................   6
    1.9     Closing............................................................   7
    1.10    Further Assurances.................................................   7
    1.11    Allocation of Purchase Price.......................................   7

SECTION 2 - REPRESENTATIONS AND WARRANTIES OF BLI, THE KEY
    EMPLOYEES AND TRIUMPH......................................................   7
    2.1     Organization.......................................................   7
    2.2     Authorization and Validity of the Agreement........................   8
    2.3     Ownership..........................................................   8
    2.4     Subsidiaries and Other Affiliates..................................   8
    2.5     Certificate of Incorporation and Bylaws; Books and Records.........   8
    2.6     Financial Statements...............................................   9
    2.7     Absence of Undisclosed Liabilities.................................   9
    2.8     No Material Adverse Change.........................................   9
    2.9     Tax Matters........................................................  11
    2.10    Compliance with Laws...............................................  11
    2.11    Consents; No Breach................................................  13
    2.12    Actions and Proceedings............................................  13
    2.13    Contracts and Other Agreements.....................................  12
    2.14    Real Property; Leases..............................................  15
    2.15    Tangible Property..................................................  15
    2.16    Proprietary Rights.................................................  15
    2.17    Title to Assets; Liens; Sufficiency................................  15
    2.18    Accounts and Notes Receivable......................................  15
    2.19    Borrowers..........................................................  16
    2.20    Employee Benefit Plans.............................................  17
    2.21    Employee Relations.................................................  17
    2.22    Relationships with Affiliates......................................  18
    2.23    Insurance..........................................................  18
    2.24    Banking Relationships..............................................  18
    2.25    Brokerage..........................................................  18
    2.26    Hazardous Materials................................................  18

                                      (i)

    2.27    Full Disclosure....................................................  19

SECTION 3 - REPRESENTATIONS AND WARRANTIES OF MFC..............................  20
    3.1     Organization.......................................................  20
    3.2     Authority to Execute and Perform Agreement.........................  20
    3.3     Brokerage..........................................................  20

SECTION 4 - COVENANTS AND AGREEMENTS...........................................  20
    4.1     Conduct of Business................................................  20
    4.2     Examinations and Investigations....................................  22
    4.3     Consummation of Agreement..........................................  23
    4.4     Further Assurances.................................................  23
    4.5     Confidentiality; No Publicity......................................  23
    4.6     Exclusive Dealing..................................................  24
    4.7     Non-Competition....................................................  24
    4.8     Change of Name.....................................................  24
    4.9     Option Pool........................................................  24
    4.10    Bonus Plan.........................................................  25
    4.11    Post Closing Conduct...............................................  25
    4.12    Board of Directors.................................................  25

SECTION 5 - CONDITIONS PRECEDENT TO THE OBLIGATIONS OF
MFC TO CLOSE...................................................................  26
    5.1     Representations, Warranties and Covenants; No Material Adverse
            Change.............................................................  26
    5.2     Updated Financial Statements.......................................  26
    5.3     Opinion of Counsel to BLI..........................................  26
    5.4     Consents, Permits, and Approvals...................................  26
    5.5     Non-Competition Agreements.........................................  27
    5.6     Employment and Consulting Agreements...............................  27
    5.7     Instruments of Transfer............................................  27
    5.8     Change of Name.....................................................  27
    5.9     Adverse Proceedings................................................  27
    5.10    Certificates.......................................................  27
    5.11    Approval of Documentation..........................................  27

SECTION 6 - CONDITIONS PRECEDENT TO THE OBLIGATIONS
OF BLI, THE KEY EMPLOYEES AND TRIUMPH TO CLOSE.................................  27
    6.1     Representations, Warranties and Covenants..........................  27
    6.2     Employment and Consulting Agreements...............................  28
    6.3     Instrument of Assumption of Liabilities............................  28
    6.4     Opinion of Counsel to MFC..........................................  28
    6.5     Adverse Proceedings................................................  28
    6.6     Certificates.......................................................  28
    6.7     Voting Agreement...................................................  28

                                      (ii)

    6.8     Approval of Documentation..........................................  28
    6.9     Consents, Permits, and Approvals...................................  28

SECTION 7 - INDEMNIFICATION....................................................  29
    7.1     Survival...........................................................  29
    7.2     Obligation of BLI, the Key Employees and Triumph to Indemnify......  29
    7.3     Obligation of MFC to Indemnify.....................................  29
    7.4     Notice and Defense of Claims.......................................  29
    7.5     Payment; Setoff....................................................  30
    7.6     Limitation on Indemnification......................................  30

SECTION 8 - TERMINATION OF AGREEMENT...........................................  31
    8.1     Termination........................................................  31
    8.2     Effect of Termination..............................................  31

SECTION 9 - MISCELLANEOUS......................................................  32
    9.1     Notices............................................................  32
    9.2     Entire Agreement...................................................  33
    9.3     Expenses...........................................................  33
    9.4     Waivers and Amendments; Non-Contractual Remedies; Preservation of
            Remedies...........................................................  34
    9.5     Governing Law......................................................  34
    9.6     Binding Effect; No Assignment......................................  34
    9.7     Variations in Pronouns.............................................  34
    9.8     Counterparts.......................................................  34
    9.9     Exhibits and Schedules.............................................  34
    9.10    Headings...........................................................  34


                                     (iii)

EXHIBITS

     A    Instrument of Assumption of Liabilities
     B    Bill of Sale and Assignment
     C-1  Kellogg Non-Competition Agreement
     C-2  Mullin Non-Competition Agreement
     C-3  Ritter Non-Competition Agreement
     D    Opinion of Counsel to Business Lenders, Inc.
     E-1  Kellogg Employment Agreement
     E-2  Mullin Employment Agreement
     E-3  Ritter Employment Agreement
     F    Consulting Agreement
     G    Opinion of Palmer & Dodge LLP
     H    Voting Agreement

SCHEDULES

     1.1.A  Purchased Assets
     1.1.B  Excluded Assets
     1.2    Assumed Liabilities
     1.3.2  Net Book Value Certificate
     1.3.3  Net After Tax Earnings Calculation Formula
     1.11   Allocation of the Purchase Price

                                      (iv)

                            ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT dated as of August 20, 1997 is by and among Medallion Financial Corp. ("MFC"), a Delaware corporation, BLI Acquisition Co.,
                            ---
LLC, a Delaware limited liability company and wholly-owned subsidiary of MFC

("Acquisition Co."), Business Lenders, Inc. ("BLI"), a Connecticut corporation,
-----------------                             ---
Thomas Kellogg, Gary Mullin, Penn Ritter (collectively, the "Key Employees") and
                                                             -------------
Triumph -Connecticut, Limited Partnership ("Triumph"), a Connecticut limited
                                            -------
partnership.

                                   WITNESSETH

     WHEREAS, MFC wishes to purchase, and BLI desires to sell, substantially all of the assets and business of BLI, for the consideration set forth below and the assumption of certain of BLI's liabilities set forth below, subject to the terms and conditions of this Agreement (the "Acquisition").
                                       -----------

     NOW THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants contained herein, the parties hereto agree as follows:


                    SECTION 1 - SALE AND PURCHASE OF ASSETS


     1.1  Sale of Assets.  Subject to and upon the terms and conditions of this
          --------------
Agreement, at the Closing (as defined in Section 1.9), BLI agrees to sell, assign, convey, transfer and deliver to MFC, and MFC agrees to purchase all of the properties, assets, rights, interests and business of BLI of every kind and description, tangible and intangible, real, personal or mixed, and wherever located including, without limitation, all accounts and notes receivable and any security held by BLI for the payment thereof, equipment, furnishings, supplies, contract rights, licenses and permits, intellectual property rights, books, records, accounts and the exclusive right to use the name "Business Lenders, Inc.," including, without limitation, the items set forth or described on
Schedule 1.1.A, free and clear of all claims, liens, mortgages, pledges,
--------------
security interests, restrictions and encumbrances ("Encumbrances"), except for
                                                    ------------
Permitted Encumbrances (as defined in Section 2.17); excluding only assets set forth or described on Schedule 1.1.B ("Excluded Assets"). The Key Employees and
                      --------------   ---------------
Triumph shall use their best efforts to cause BLI to comply with its undertakings, obligations and other agreements under this Agreement and to consummate the transactions contemplated thereby. The properties, assets, rights, interests and business of BLI to be sold to and purchased by MFC hereunder are referred to in this Agreement as the "Purchased Assets." The
                                                    ----------------
Purchased Assets and the Excluded Assets constitute all of the assets which are held or used by BLI in the conduct of its business as currently conducted.

     1.2  Assumption of Liabilities.  At the Closing, MFC shall, by execution
          -------------------------
and delivery of an Instrument of Assumption of Liabilities substantially in the form of Exhibit A, assume and agree to pay or discharge when due the liabilities
        ---------
and obligations of BLI described on Schedule 1.2 which are to be performed after
                                    ------------
the Closing Date (the "Assumed
                       -------

Liabilities").  The liabilities identified on Schedule 1.2 as "Subordinated Note
-----------                                   ------------
Advances" shall not exceed $1,700,000 and such amount shall be paid by MFC in full at the Closing (the "Subordinated Note Advance Payment"). The Assumed
                          ---------------------------------
Liabilities will include, to the extent included on Schedule 1.2, the obligations of BLI under loans originated in the ordinary course of BLI's business and outstanding on the Closing Date and commitments to make such loans. MFC shall not assume or agree to perform, pay or discharge, or have any liability for, and BLI shall remain unconditionally liable for and shall discharge, all obligations, liabilities and commitments of BLI, of any kind or nature, known or unknown, fixed or contingent, other than the Assumed Liabilities, including, without limitation: (a) any liability of BLI incurred in connection with this Agreement and the transactions provided for herein, including brokerage, accounting and counsel fees, transfer and other taxes, and expenses pertaining to its liquidation or the performance by BLI of its obligations hereunder, (b) any liability or obligation of BLI arising out of any contract or agreement, (c) any obligations to BLI's employees, including without limitation, any pension, retirement, or profit-sharing plan or trust and any severance payment obligation, (d) any litigation, proceeding, claim by any person or entity or other obligation of BLI relating to its business or operations or to the Purchased Assets, whether or not such litigation, proceeding, claim or obligation is pending, threatened, or asserted before, on, or after the Closing Date, (e) Taxes (as defined in Section 2.9) whether relating to periods before or after the Closing Date, (f) liabilities or obligations to the U.S. Small Business Administration (the "SBA") or the State
                                                            ---
of Connecticut Department of Banking (the "CDOB") other than as described on
                                           ----
Schedule 1.2, and (g) any obligations under any law, including but not limited to antitrust, civil rights, health, safety, labor, discrimination and environmental laws, and any rules, regulations, policies and procedures of the SBA or the CDOB. The assumption of the Assumed Liabilities by MFC hereunder shall not enlarge any rights of third parties under contracts or arrangements with MFC or BLI. Nothing herein shall prevent MFC from contesting in good faith any of the Assumed Liabilities.

     1.3  Purchase Price and Payment.  The purchase price (the "Purchase Price")
          --------------------------                            --------------
for the Purchased Assets shall consist of:

          (i) an amount, payable to BLI in cash on the Closing Date (as defined in Section 1.9), equal to the Net Book Value of the Acquired Net Assets (as defined in subsection 1.3.1) on the Closing Date, which amount shall be subject to adjustment pursuant to Section 1.4;

          (ii) if Acquisition Co.'s average annual Net After Tax Earnings (as defined in subsection 1.3.3) for the two-year period commencing with the last day of the month in which the Closing Date occurs (the "Determination Date") and ended on the second anniversary of
                     ------------------
               the Determination Date is greater than $800,000, an amount payable in cash (the "Year Two Payment"), which shall not be less
                                     ----------------
               than $0.00, equal to the lesser of (a) $700,000, or (b) 35% of Acquisition Co.'s average annual Net After Tax Earnings for the two-year period commencing with the Determination Date and ended on the second anniversary thereof; and

          (iii)  an amount payable in cash (the "Year Three Payment," and
                                                 ------------------
                 collectively with the Year Two Payment the "Earn-Out
                                                             --------
                 Payments"), which shall not be less than $0.00, equal to the
                 --------
                 product of the number specified in column two of the table below multiplied by Acquisition Co.'s average annual Net After Tax Earnings for the three-year period commencing with the Determination Date and ended on the third anniversary thereof, minus (a) amounts paid under subsections (i) and (ii) of this
                 Section 1.3, and (b) 50% of the Subordinated Note Advance Payment if Acquisition Co.'s average annual Net After Tax Earnings for the period commencing with the Determination Date and ended on the third anniversary thereof is greater than $1,000,000 and 100% of the Subordinated Note Advance Payment if Acquisition Co.'s average annual Net After Tax Earnings for the period commencing with the Determination Date and ended on the third anniversary thereof is less than or equal to $1,000,000:




                           (1)                     (2)                  (3)              (4)
                                                                                       Cumulative
                      Average Net                                     Maximum           Maximum
                  After Tax Earnings             Multiple             Payment           Payment
                 -------------------------       --------            --------           -------

                 $1,000,000 or less                5             $  5,000,000
                 $1,000,001 to 2,000,000           5                5,000,000         $10,000,000
                 $2,000,001 to $2,500,000          3                1,500,000          11,500,000
                 $2,500,001 to $3,000,000          4                2,000,000          13,500,000
                 over $3,000,000                   5             $  1,500,000         $15,000,000

          1.3.1  The "Net Book Value of the Acquired Net Assets" shall mean the
                      -----------------------------------------
sum of (a) "Total Assets" (which is net of "Discount on Retained Loans"), less "Total Liabilities," plus (b) 50% of the Discount on Retained Loans on the unguaranteed loans which have been retained by BLI in their entirety, as those terms are used in BLI's financial statements, all as determined in accordance with generally accepted accounting principles applied consistently with BLI's past practice, including, without limitation, as BLI has historically accounted for valuations, reserves, allowances and write-offs and accruals.

          1.3.2 The Net Book Value of the Acquired Net Assets shall be determined and paid at the Closing on the basis of the computation made by BLI in accordance with this Agreement, and reasonably acceptable to MFC, as of the Closing Date and set forth in the unaudited valuation certificate of BLI prepared in accordance with Schedule 1.3.2 hereto (the "Preliminary Closing Date
                            --------------              ------------------------
Net Book Value Certificate") and derived from the unaudited statement of
--------------------------
condition of BLI as of the Closing Date prepared by BLI in accordance with generally accepted accounting principles applied consistently with BLI's past practice (the "Preliminary Closing Date Balance Sheet"). The Preliminary
               --------------------------------------
Closing Date Net Book Value Certificate and the Preliminary Closing Date Balance Sheet shall be accompanied by a certificate of BLI, the Key Employees and Triumph representing and warranting that they have been prepared from, and in accordance with, generally accepted accounting principles applied consistently with BLI's past practice and present fairly the financial position of BLI reflected therein as of the date thereof.

          1.3.3  "Net After Tax Earnings" shall mean the amount properly shown
                  ----------------------
as "Net Income" on Acquisition Co.'s statement of operations as of the date of determination determined in accordance with generally accepted accounting principles applied consistently with BLI's past practice, and adjusted for (a) amortization over 12 years, commencing on the Determination Date, of the goodwill arising in connection with the Acquisition determined in a manner consistent with the calculation of the Purchase Price as set forth in Section 1.3(iii) and (b) a tax provision calculated at a corporate tax rate of 41% which assumes for purposes of this calculation that amortization of goodwill is deductible (calculated in accordance with the method set forth on Schedule 1.3.3
                                                                  --------------
hereto). In addition, Net After Tax Earnings shall be appropriately adjusted to the extent that Acquisition Co. holds rather than sells the guaranteed portion of the loans that it originates. Such adjustment, if required, will be made at least quarterly, and will adjust (i) gain on sale as if guaranteed portions of loans had been sold at prevailing market terms, (ii) interest income to reduce interest which would not have been received if the guaranteed portions of such loans were sold, (iii) servicing income and the excess servicing asset, and (iv) interest expense relating to financing of the guaranteed portions. Such accounting adjustments will be made using the guidelines of EITF 88-11 and FAS 125.

     1.4  Post-Closing Adjustment.
          -----------------------

          1.4.1 Not later than 45 days after the Closing Date, MFC shall cause its auditors to deliver to each party a valuation certificate of the Net Book Value of the Acquired Net Assets as of the Closing Date as provided in Section
1.3 (such valuation certificate as corrected pursuant to subsection 1.4.2, the "Final Closing Date Net Book Value Certificate"). The Final Closing Date Net
----------------------------------------------
Book Value Certificate shall be prepared in accordance with this Agreement and audited in accordance with generally accepted auditing standards applied consistently with BLI's past practice, without any adjustments caused by the acquisition of the Purchased Assets and the assumption of the Assumed Liabilities by MFC and shall be certified without qualification by MFC's auditors. The expenses of such audit shall be borne by BLI.

          1.4.2 BLI, the Key Employees and Triumph shall have 30 days after receipt of the Final Closing Date Net Book Value Certificate and first access to MFC's auditor's work papers prepared in connection therewith to assert any disagreement with such items by written notice to MFC which specifies the nature of the disagreement. If the parties are unable to resolve any disagreement within 30 days of such notice, an independent accounting firm of national reputation shall be chosen by the parties. Such accounting firm shall review and resolve the disputed items and deliver a report of its conclusions which shall be final and binding. The expenses of such firm shall be borne equally by MFC, on one hand, and BLI and Triumph, on the other hand. If the report of the independent accounting firm indicates that a correction should be made to the previously delivered Final Closing Date Net Book Value Certificate, such correction shall be made and the Final Closing Date Net Book Value

Certificate, as corrected, shall be the Final Closing Date Net Book Value Certificate for purposes of this Agreement.

          1.4.3 If the Net Book Value of the Acquired Net Assets determined as of the Closing Date computed on the basis of the Final Closing Date Net Book Value Certificate is greater than the Net Book Value of the Acquired Net Assets computed on the basis of the Preliminary Closing Date Net Book Value Certificate and the Preliminary Closing Date Balance Sheet, the amount of such excess shall be paid within three business days by MFC to BLI.

          1.4.4 If the Net Book Value of the Acquired Net Assets determined as of the Closing Date computed on the basis of the Final Closing Date Net Book Value Certificate is less than the Net Book Value of the Acquired Net Assets computed on the basis of the Preliminary Closing Date Net Book Value Certificate and the Preliminary Closing Date Balance Sheet, the amount of such deficiency shall be paid within three business days to MFC by BLI, or, jointly and severally to the extent that they have received portions of the Purchase Price, Triumph and the Key Employees or, at MFC's option, such deficiency or a portion thereof shall be offset against the unpaid amount of the Purchase Price.

     1.5  Earn-Out Payments.
          -----------------

          1.5.1 On the last day of the first full calendar quarter following the first, second and third anniversaries of the Determination Date, MFC will prepare and deliver to the Key Employees and Triumph MFC's calculation of Net After Tax Earnings for the fiscal years ended on such dates (together with supporting work papers related to such calculation), as well as a written notice setting forth MFC's calculation of the amount payable pursuant to subsections 1.3(ii) and (iii) as the Earn-Out Payments.

          1.5.2 Within 20 days after the Key Employees' and Triumph's receipt of MFC's calculations of Net After Tax Earnings for the applicable fiscal year and the resulting Earn-Out Payment, the Key Employees and Triumph will provide MFC with written notice, indicating whether the Key Employees and Triumph agree or disagree with MFC's calculations. If the Key Employees and Triumph dispute MFC's calculations, such notice will reflect the Key Employees' and Triumph's calculation of Net After Tax Earnings for such fiscal year and/or the resulting Earn-Out Payment. If the Key Employees and Triumph agree with MFC's calculations of Net After Tax Earnings for the applicable fiscal year and the resulting Earn-Out Payment or if the Key Employees and Triumph fail to deliver to MFC such written notice within such 20-day period, MFC's calculations of Net After Tax Earnings for the applicable fiscal year and the resulting Earn-Out Payment will be deemed final.

          1.5.3 Within 10 days after MFC's receipt of any notice of disagreement with MFC's calculations of Net After Tax Earnings for the applicable fiscal year and the resulting Earn-Out Payment, MFC, the Key Employees and Triumph will begin good faith negotiations to resolve such disagreement. If MFC, the Key Employees and Triumph are unable to resolve such disagreement within 10 days after such negotiations begin, such disagreement will be submitted to an independent accounting firm of national reputation chosen by the parties (the "Settlement Auditor") for resolution.
                                       ------------------
MFC, the Key Employees and Triumph will cooperate with the Settlement Auditor and will proceed in good faith to cause the Settlement Auditor to resolve such disagreement within 30 days after such disagreement is submitted to the Settlement Auditor. MFC, on one hand, and the Key Employees and Triumph (jointly and severally), on the other hand, will each pay one-half of the fees and expenses of the Settlement Auditor.

          1.5.4 The Settlement Auditor's resolution of any such disagreement will be reflected in a written report which will be delivered promptly to, and will be final and binding upon, MFC, the Key Employees and Triumph.

          1.5.5 Within 10 days after the earlier to occur of (i) the parties' agreement with respect to the Net After Tax Earnings and resulting Earn-Out Payment for a fiscal year, or (ii) the delivery of the report of the Settlement Auditor as provided in subsection 1.5.4 hereof, MFC will pay to the Key Employees and Triumph the Earn-Out Payment, if any, for such fiscal year as is due pursuant to Section 1.3(ii) or (iii), as the case may be.

     1.6  Transfer of Purchased Assets.  At the Closing, BLI shall execute and
          ----------------------------
deliver to MFC a Bill of Sale and Assignment substantially in the form of Exhibit B and shall deliver or cause to be delivered to MFC such other good and
---------
sufficient instruments of transfer as shall be necessary and effective to transfer to MFC title to all the Purchased Assets. Such instruments of transfer
(a) shall be in the form and contain warranties, covenants and other provisions (not inconsistent with the provisions hereof) which are usual and customary for transferring the type of property involved under the laws of the jurisdictions applicable to such transfers, (b) shall be in form and substance satisfactory to MFC and its counsel, and (c) shall effectively vest in MFC good and marketable title to all the Purchased Assets free and clear of any Encumbrances.

     1.7  Delivery of Records and Contracts.  At the Closing, BLI shall deliver
          ---------------------------------
or cause to be delivered or made available to MFC all written leases, contracts, commitments and rights evidencing the Purchased Assets and Assumed Liabilities, with such assignments thereof and consents to assignments as are necessary to assure MFC of the full benefit of the same. BLI shall also deliver or make available to MFC at the Closing all of BLI's business records, tax returns, books, papers, files and data relating to the Purchased Assets and Assumed Liabilities and its business and operations and BLI shall take all requisite steps to put MFC in actual possession and operating control of the Purchased Assets, business and operations of BLI. MFC shall maintain all such records for as long as any party is obligated to provide indemnification pursuant to Section 7 hereof and the Key Employees and Triumph shall have access to all such records during such time.

     1.8  MFC Designees.  MFC shall have the right, in its sole discretion, to
          -------------
designate one or more direct or indirect subsidiaries to purchase the Purchased Assets pursuant to this Agreement and fulfill the other obligations and exercise the other rights of MFC hereunder.

Notwithstanding the foregoing, MFC shall at all times remain responsible to BLI for the performance of all obligations of MFC to BLI hereunder.

     1.9  Closing.  Subject to the provisions of Sections 5 and 6 hereof, the
          -------
closing of the sale and purchase of the Purchased Assets (the "Closing") shall
                                                               -------
take place at the offices of Palmer & Dodge LLP, One Beacon Street, Boston, Massachusetts on a date (the "Closing Date") mutually agreeable to the parties,
                              ------------
but not later than December 31, 1997, unless otherwise agreed by the parties. At the Closing, the parties will deliver the items referred to above and the agreements, certificates, opinions and other documents and instruments referred to in Sections 5 and 6.

     1.10 Further Assurances.  At any time and from time to time after the
          ------------------
Closing, at MFC's request without further consideration (except reimbursement in full for any previously approved, reasonable and documented out-of-pocket expenses incurred directly in connection with such request), BLI, the Key Employees and Triumph will promptly execute and deliver such instruments of sale, transfer, conveyance, assignment and confirmation, and take all such other actions as MFC may reasonably request, more effectively to transfer, convey and assign to MFC, and to confirm MFC's title to, the Purchased Assets, to put MFC in actual possession and operating control of the assets, properties and business of BLI, to assist MFC in exercising all rights with respect thereto, and to carry out the purpose and intent of this Agreement.

     1.11 Allocation of Purchase Price.  The Purchase Price and the Assumed
          ----------------------------
Liabilities shall be allocated among the Purchased Assets as described on
Schedule 1.11.  Such allocation shall be appropriately adjusted to reflect any
-------------
adjustment in the Purchase Price pursuant to Section 1.4. Neither MFC nor BLI, the Key Employees or Triumph shall take any position inconsistent with such allocation in any filing with or reports made to any taxing authority, or in any judicial or administrative proceedings.


SECTION 2 - REPRESENTATIONS AND WARRANTIES OF BLI, THE KEY EMPLOYEES AND TRIUMPH


     Except as set forth on the disclosure schedule delivered to MFC on the date hereof (the "Disclosure Schedule"), the section numbers of which are numbered to
             -------------------
correspond to the section numbers of this Agreement to which they refer, BLI, the Key Employees and Triumph jointly and severally represent and warrant to MFC as set forth below:

     2.1  Organization.  BLI is a Connecticut corporation duly organized,
          ------------
validly existing and in good standing under the laws of Connecticut and has all requisite power and authority to own, lease and operate its assets, properties and business and to carry on its business as now being conducted. BLI is qualified or is otherwise authorized to transact business in each jurisdiction in which such qualification or authorization is required by law, all of which jurisdictions are identified in Section 2.1 of the Disclosure Schedule. BLI is
                                -----------
licensed and in good standing as a Connecticut "business and industrial development company" pursuant to regulations adopted by the CDOB under Connecticut General Statutes (S)(S)36a-625 et seq., and is a participant in good
                                           -------
standing under the SBA's guaranteed loan program administered under Section 7(a) of the Small Business Act of 1953.

     2.2  Authorization and Validity of the Agreement.  Subject to obtaining the
          -------------------------------------------
approvals identified in Section 2.2 of the Disclosure Schedule, each of BLI, the
                        -----------
Key Employees and Triumph has full legal right and power and all authority and approvals required to enter into, execute and deliver this Agreement and each agreement, document and instrument contemplated by this Agreement, to consummate the transactions contemplated hereby and thereby and to perform fully its respective obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and each other agreement, document and instrument and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of BLI, the Key Employees and Triumph. This Agreement and each agreement, document and instrument executed and delivered pursuant to this Agreement constitutes, or when executed and delivered will constitute, valid and binding obligations of BLI, the Key Employees and Triumph, as the case may be, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors and to general principles of equity (the "General
                                                                -------
Limitations").
-----------

     2.3  Ownership.  The Key Employees and Triumph own of record and
          ---------
beneficially, in the aggregate, not less than ninety percent (90%) of the issued and outstanding capital stock of BLI. All of the issued and outstanding shares of the capital stock of BLI are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. A true, complete and correct list of the stockholders of BLI is set forth in Section 2.3 of the Disclosure
                                           -----------
Schedule.

     2.4  Subsidiaries and Other Affiliates.  BLI does not directly or
          ---------------------------------
indirectly own or have any investment in any of the capital stock of, or any other interest in, and is not a party to a partnership or joint venture with, any other person or entity.

     2.5  Certificate of Incorporation and Bylaws; Books and Records.  BLI has
          ----------------------------------------------------------
heretofore delivered to MFC (i) a true and correct copy of each of its Certificate of Incorporation and Bylaws as in effect on the date hereof and (ii) its corporate minute books. The record books of BLI contain true and complete records of all actions and consents of the Board of Directors and the stockholders of BLI since the time of its formation and accurately reflect all transactions referred to in such actions and consents. The general ledgers and books of account of BLI to which MFC and its representatives have been given access are correct and complete in all material respects and have been maintained in accordance with good business practice and with all procedures required by applicable laws and regulations, including specifically all regulations, policies and procedures of the SBA and the CDOB.

     2.6  Financial Statements.
          --------------------

          (a) BLI has previously delivered to MFC the audited statement of condition and statement of operations of BLI at and for the fiscal year ended June 30, 1996 (the "Audited Financial Statements").
                    ----------------------------

          (b) BLI has also previously delivered to MFC the unaudited statement of condition and statement of operations at and for the nine-month period ended March 31, 1997 (the "Current Financial Statements").
                     ----------------------------

          (c) Prior to the Closing, pursuant to Section 4.1.1, BLI will deliver to MFC the statements of condition and statements of operations at and for the periods ended subsequent to the date hereof and prior to the Closing Date (the "Updated Financial Statements").
-----------------------------

All of the foregoing are referred to collectively as the "BLI Financial
                                                          -------------
Statements."  The BLI Financial Statements have been (or, in the case of the
----------
Updated Financial Statements and the Preliminary Closing Date Balance Sheet will
be) prepared from and in accordance with the books and records of BLI, have been (or will be) prepared in accordance with generally accepted accounting principles applied consistently with past practices, have been (or will be) certified, in the case of audited financial statements, without qualification by BLI's independent public accountants and, in the case of the unaudited financial statements, by BLI's chief financial officer, present (or will present) fairly the financial position and results of operation of BLI as of the date and for the period indicated, and reflect (or will reflect) adequate reserves for all reasonably anticipated material losses, costs and expenses.

     2.7  Absence of Undisclosed Liabilities.  As at June 30, 1996, BLI had no
          ----------------------------------
material liabilities of any nature, whether accrued, absolute, contingent or otherwise (including without limitation, liabilities as guarantor or otherwise with respect to obligations of others or liabilities for taxes due or then accrued or to become due), required to be reflected or disclosed in the June 30, 1996 balance sheet included in the Audited Financial Statements that were not adequately reflected or reserved against on such balance sheet. BLI has no such liabilities, except as and to the extent (i) adequately reflected and reserved against in the June 30, 1996 balance sheet included in the Audited Financial Statements, (ii) adequately reflected and reserved against in the balance sheet included in the Current Financial Statements, (iii) when delivered, adequately reflected and reserved against in the balance sheet included in the Updated Financial Statements, or (iv) incurred subsequent to the dates of such balance sheets in the ordinary course of business and not material in amount, either individually or in the aggregate.

     2.8  No Material Adverse Change.  Except as set forth in Section 2.8 of the
          --------------------------                          -----------
Disclosure Schedule, since June 30, 1996, there has not been:

          (i) any material adverse change in the assets, liabilities, condition (financial or otherwise), results of operation, business or prospects of BLI or any occurrence or circumstance which reasonably could be expected to result in such a material adverse change;

          (ii) any material change in the method of operating the business of BLI, in the manner of keeping the books, accounts or records of BLI, or in any accounting method or practice of BLI;

          (iii) any sale, lease, mortgage, pledge, encumbrance, abandonment or disposition of, or agreement to sell, lease, mortgage, pledge, encumber, abandon or dispose of, any assets or properties of BLI, other than in the usual and ordinary course of business;

          (iv) any transaction, commitment, contract or agreement entered into by BLI, or any relinquishment or abandonment by BLI of any contract or right, or any modification, waiver, amendment, release, recision, or termination of any term, condition or provision of any contract pertaining to BLI (other than any satisfaction by performance in accordance with the terms thereof), other than in the usual and ordinary course of business;

          (v) any adverse relationships or conditions with employees, suppliers, lenders, customers or governmental agencies that may have a material adverse effect on BLI or its business or on the Purchased Assets;

          (vi) any new material obligation or liability of BLI for borrowed money;

          (vii) any acquisition by BLI (other than equipment acquired in the ordinary course of business) of all or any part of the assets, properties, capital stock or business of any other person or entity;

          (viii) any redemption or other acquisition by BLI of any of its securities or any declaration, setting aside or payment of any dividend or distribution of any kind to any stockholder of BLI except for the payment by BLI of dividends on its shares of Preferred Stock, without par value, (the "BLI Preferred"), solely in additional shares of BLI Preferred to
           -------------
     Triumph in accordance with past practice, the Note, Warrant and Stock Purchase Agreement (the "BLI Triumph Purchase Agreement") between BLI and
                              ------------------------------
     Triumph dated as of September 1, 1994 and BLI's Certificate of Incorporation (provided that such dividends shall not increase the Purchase Price);

          (ix) any loan or advance by BLI to any stockholder, director, employee or consultant, or any other loan or advance other than in the ordinary course of business; or

          (x) any new employment or consulting agreement, any increase in compensation, bonus or other benefits payable or to become payable by BLI to any officer, director, employee or consultant, other than regularly scheduled increases consistent with past practice in the ordinary course of business, or any new grant of severance or termination rights, or increase in rights or benefits payable under existing severance or termination policies or agreements, to any officer, director, employee or consultant of BLI.

     2.9  Tax Matters.
          -----------

          2.9.1 BLI has paid or caused to be paid all federal, state, county, local, foreign and other taxes, including, without limitation, income taxes, estimated taxes, alternative minimum taxes, excise taxes, sales taxes, use taxes, import duties, value-added taxes, gross receipts taxes, franchise taxes, capital stock taxes, employment and payroll-related taxes, withholding taxes, stamp taxes, transfer taxes, windfall profit taxes, environmental taxes and property taxes, whether or not measured in whole or in part by net income, and all deficiencies or other additions to such taxes, and interest, fines and penalties thereon (hereinafter, "Taxes" or, individually, a "Tax") required to
                                 -----                        ---
be paid by BLI through the date hereof whether disputed or not. The provisions for Taxes reflected on the balance sheet included in the Current Financial Statements are adequate and, when delivered, the balance sheet included in the Updated Financial Statements will be adequate, to cover any and all Tax liabilities of BLI in respect of its assets, properties, business and operations as at the Closing Date and for all prior periods. There is no Tax deficiency or claim for additional Taxes or interest thereon or penalties in connection therewith, asserted or, to the best knowledge of BLI, the Key Employees or Triumph, threatened to be asserted against BLI by any taxing authority and BLI, the Key Employees and Triumph know of no grounds for any such assertion.

          2.9.2 BLI has in accordance with applicable law timely filed all Tax reports or returns required to be filed by it through the date hereof and paid all taxes and other charges shown as due thereon. Each of the Tax reports and returns filed by BLI correctly and accurately reflects the amount of its Tax liability for such period and other required information. There has not been any audit or other examination of any Tax return filed by BLI and no audit or other examination of any Tax return of BLI is in progress and BLI has not been notified by any Tax authority that any such audit or other examination is contemplated or pending. No extension of time with respect to any date on which a Tax return was or is to be filed by BLI is in force, and no waiver or agreement by BLI is in force for the extension of time for the assessment or payment of any Tax. No claim has ever been made by an authority in a jurisdiction where BLI does not file reports or returns that BLI is or may be subject to taxation by that jurisdiction. There are no Encumbrances on any of the assets of BLI that arose in connection with any failure (or alleged failure) to pay any Taxes.

     2.10 Compliance with Laws.
          --------------------

          2.10.1 BLI and the Key Employees have not been and are not in violation of any order, judgment, injunction, award or decree, or any federal, state, local or foreign law, ordinance or regulation or any other requirement of any governmental or regulatory body, court or arbitrator relating to BLI or its business or assets, including, without limitation, regulations and requirements of the SBA and the CDOB, and, in the case of the Key Employees, relating to BLI or its business or assets or their performance of services on behalf of BLI. BLI and the Key Employees have been and are in full compliance with all of the foregoing that are applicable to them or BLI or its business or assets. BLI and the Key Employees have never received notice of, and there has never been any citation, fine or penalty imposed or asserted against BLI or the Key Employees for, any such violation or alleged violation.

          2.10.2  Set forth in Section 2.10 of the Disclosure Schedule is a
                               ------------
correct and complete list of all of the licenses, permits, certificates, franchises, orders, authorizations or approvals of any federal, state, local or foreign governmental or regulatory body, including, but not limited to, authorizations and licenses issued by the SBA or the CDOB (collectively, "Permits") that are material to the conduct of BLI's business and the uses of
--------
its assets. Correct and complete copies of such Permits have been delivered by BLI to MFC. BLI holds all Permits necessary to operate its business as presently conducted and as currently contemplated to be conducted. Such Permits are in full force and effect and the validity and effectiveness of such Permits will not be affected by the sale of the Purchased Assets to MFC. No violations are or have been recorded with any governmental or regulatory body in respect of any Permit. No proceeding is pending or, to the best knowledge of BLI, the Key Employees or Triumph, threatened to revoke or limit any Permit, and BLI, the Key Employees and Triumph know of no grounds for any such revocation or limitation.

          2.10.3 BLI has timely filed with the SBA and the CDOB all reports required to be filed. BLI has previously delivered to MFC correct and complete copies of such reports. All information required to be included in such reports is included therein and all such information is true, correct and complete in all respects.

     2.11 Consents; No Breach.  All consents, permits, authorizations and
          -------------------
approvals from any person or entity, including without limitation, the SBA and the CDOB, that are required pursuant to applicable law, or agreement or otherwise in connection with the execution, delivery and performance of this Agreement by BLI, the Key Employees or Triumph are set forth on Section 2.11 of
                                                                ------------
the Disclosure Schedule. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not
(i) violate any provision of the Certificate of Incorporation or Bylaws of BLI or the Certificate of Limited Partnership or Agreement of Limited Partnership of Triumph; (ii) violate, conflict with or result in the breach of any of the terms or conditions of, result in modification of the effect of, or otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any instrument, contract or other agreement to which BLI, the Key Employees or Triumph is a party or to which BLI, the Key Employees or Triumph or any of their respective assets or properties is bound or subject; (iii) violate any statute, law or regulation of any jurisdiction or any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body applicable to or binding upon BLI, the Key Employees of Triumph or their respective securities, properties, assets or business; (iv) violate any Permit; (v) require any filing with, notice to, or approval or consent of any foreign, federal, state, local or other governmental or regulatory body or any other person or entity; (vi) result in the creation of any Encumbrance on the assets or properties of BLI; or (vii) give rise to any obligation to make any payment or give rise to any other obligation to the SBA or the CDOB.

     2.12 Actions and Proceedings.  There are no outstanding orders, judgments,
          -----------------------
injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against or involving BLI or any of its assets or properties. Except as set forth in Section 2.12 of the Disclosure Schedule,
                                    ------------
there are no actions, suits or claims or legal, judicial, administrative or arbitral proceedings or investigations (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) pending or, to the best knowledge of BLI, the Key Employees or Triumph, threatened against or involving BLI or any of its assets or properties. To the best knowledge of BLI, the Key Employees or Triumph, there is no fact, event or circumstance that reasonably could be expected to give rise to any such action, suit, claim, proceeding or investigation.

     2.13 Contracts and Other Agreements.  Section 2.13 of the Disclosure
          ------------------------------   ------------
Schedule sets forth a correct and complete list of all of the following contracts and other agreements to which BLI is a party or by or to which it or its assets or properties are bound or subject:

          (i) contracts and other agreements with or for the benefit of any current or former stockholder, director, officer, employee, consultant, agent or other representative of BLI, the Key Employees or Triumph and contracts and other agreements for the payment of fees or other consideration to any entity in which any of the foregoing has an interest;

          (ii) contracts and other agreements with any labor union or association representing any employee of BLI or otherwise providing for any form of collective bargaining;

          (iii) contracts and other agreements for the purchase or sale of materials, supplies, equipment, merchandise or services that contain an escalation, renegotiation or redetermination clause or that obligate BLI to purchase all or substantially all of its requirements of a particular product from a supplier, or for periodic minimum purchases of a particular product from a supplier;

          (iv) contracts and other agreements for the sale of any of the assets or properties of BLI other than in the ordinary course of business or for the grant to any person of any options, rights of first refusal, or preferential or similar rights to purchase any of such assets or properties;

          (v) partnership or joint venture agreements;

          (vi) contracts or other agreements under which BLI agrees to act as surety or guarantor for or to indemnify any party or to share the tax liability of any party;

          (vii) contracts, options, outstanding purchase orders and other agreements for the purchase of any asset, tangible or intangible;

          (viii) contracts and other agreements that cannot by their terms be canceled by BLI and any successor or assignee of BLI without liability, premium or penalty on less than thirty (30) days notice;

          (ix) contracts and other agreements with customers, suppliers or other parties for the sharing of fees, the rebating of charges or other similar arrangements;

          (x) contracts, stipulations or agreements with the SBA or the CDOB;

          (xi) contracts and other agreements containing obligations or liabilities of any kind to stockholders or holders of other securities of BLI as such (including, without limitation, an obligation to register any of such securities under any federal or state securities laws);

          (xii) contracts and other agreements containing covenants of BLI not to compete in any line of business or with any person or entity or covenants of any other person or entity not to compete with BLI in any line of business;

          (xiii) contracts and other agreements relating to the acquisition by BLI of any operating business or the capital stock of any other person or entity;

          (xiv) contracts and other agreements requiring the payment to any party of a brokerage or sales commission or a finder's or referral fee;

          (xv) contracts, indentures, mortgages, promissory notes, debentures loan agreements, guaranties, security agreements, pledge agreements, and other agreements and instruments relating to the borrowing or lending of money or securing any such liability;

          (xvi) any agreement or series of related agreements requiring aggregate payments by or to BLI of more than $10,000;

          (xvii) contracts under which BLI will acquire or has acquired ownership of, or license to, intangible property, including software;

          (xviii) leases, subleases or other agreements under which BLI is lessor or lessee of any real property; or

          (xix) any other material contract or other agreement whether or not made in the ordinary course of business that has or may have a material effect on BLI's business or prospects, condition, financial or otherwise, or any of the assets or properties of BLI.

     There have been delivered or made available to MFC true and complete copies of all of the contracts and other agreements (and all amendments, waivers or other modifications thereto) set forth in Section 2.13 of the Disclosure
                                          ------------
Schedule. All of such contracts and other agreements are valid, subsisting, in full force and effect, binding upon BLI, and to the best knowledge of BLI, the Key Employees and Triumph, binding upon the other parties thereto in accordance with their terms, and BLI has paid in full or accrued all amounts now due thereunder and has satisfied in full or provided for all of its liabilities and obligations thereunder which are presently required to be satisfied or provided for, and is not in default under any of them, nor, to the best knowledge of BLI, the Key Employees and Triumph, is any other party to any such contract or other agreement in default thereunder, nor does any condition exist that constitutes or with notice or lapse of time or both would constitute a default thereunder.

     2.14 Real Property; Leases.  BLI does not own any real property or any
          ---------------------
buildings or other structures and does not have any options or any contractual obligations to purchase or acquire any interest in real property. Section 2.14
                                                                   ------------
of the Disclosure Schedule sets forth a correct and complete list of all leases of real property to which BLI is a party (collectively, "Leases"). True,
                                                         ------
correct and complete copies of the Leases and all amendments, modifications and supplemental agreements thereto have been delivered by BLI to MFC. The Leases are in full force and effect and are binding and enforceable against each of the parties thereto in accordance with their respective terms. No party to any Lease has given notice to any other party thereto claiming the existence or occurrence of a breach or default thereunder. There has not occurred any event or circumstances which constitutes, or with the passage of time or the giving of notice would constitute, such a breach or default.

     2.15 Tangible Property.  Set forth in Section 2.15 of the Disclosure
          -----------------                ------------
Schedule is a correct and complete description of the plant, machinery, equipment, furniture, leasehold improvements, fixtures, vehicles, structures, any related capitalized items and other tangible property material to the business of BLI ("Tangible Property"). BLI has good and marketable title to,
                  -----------------
free and clear of all Encumbrances, or otherwise has the unrestricted right to use, each item of Tangible Property. All such Tangible Property is in good and sufficient operating condition and repair, ordinary wear and tear excepted, and BLI has not received notice that any of its Tangible Property is in violation of any existing law or any building, zoning, health, safety or other ordinance, code or regulation.

     2.16 Proprietary Rights.  BLI owns or is licensed to use, or otherwise has
          ------------------
the unrestricted right to use all patents, trademarks, service marks, trade names, logos, franchises, and copyrights, and all applications for any of the foregoing, and all technology, inventions, trade secrets, know-how, computer software and processes used in or necessary for the conduct of its business as now conducted or proposed to be conducted (collectively, the "Proprietary
                                                              -----------
Rights"). A correct and complete list of all such Proprietary Rights and all applications therefor is set forth in Section 2.16 of the Disclosure Schedule.
                                      ------------
BLI, the Key Employees and Triumph are not aware of any claim by any third party that the business of BLI as currently conducted or proposed to be conducted infringes upon the proprietary rights of others, nor has BLI received any notice or claim from any third party of such infringement. BLI, the Key Employees and Triumph are not aware of any infringement by any third party on, or any competing claim of right to use or own any of, the Proprietary Rights. BLI has the right to use, free and clear of claims or rights of others, all customer lists and third party computer software used in the conduct of its business. To the best knowledge of BLI, the Key Employees and Triumph, none of the activities of the employees of BLI on behalf of BLI violates any agreements or arrangements which any such employees have with former employers.

     2.17 Title to Assets; Liens; Sufficiency.  BLI owns outright and has good
          -----------------------------------
and marketable title to all of its assets and properties, including, without limitation, all of the assets and properties reflected on the balance sheet included in the Current Financial Statements (and, when delivered, the balance sheets included in the Updated Financial Statements), other than assets disposed of in the ordinary course of business, and, at the Closing, the Purchased Assets will be, free and clear of any Encumbrance, except for (i) liens for taxes not yet due and payable, (ii) Encumbrances arising from the Assumed Liabilities to the extent such Encumbrances are reflected on the balance sheet included in the Current Financial Statements, and (iii) other matters set forth in Section 2.17 of the Disclosure Schedule under the heading "Permitted Encumbrances" (collectively, "Permitted Encumbrances"). The Purchased Assets and the Excluded
                ----------------------
Assets constitute all of the assets which are used by BLI in the conduct of its business, and the Purchased Assets include all rights and property necessary to the continued conduct of BLI's business in the manner in which it is presently conducted.

     2.18 Accounts and Notes Receivable.  Set forth in Section 2.18 of the
          -----------------------------                ------------
Disclosure Schedule is a correct and complete description of all accounts and notes receivable of BLI. BLI has provided or made available to MFC correct and complete copies or descriptions of all agreements, instruments and other documents evidencing, securing or otherwise relating to such accounts and notes receivable. All such accounts and notes receivable have arisen in the ordinary course of business of BLI, represent valid and enforceable obligations due to BLI, have been and are subject to no set-off or counter-claim, and have been collected or are fully collectible in the ordinary course of business of BLI in the aggregate recorded amounts thereof in accordance with their terms. BLI has no accounts or notes receivable from any person, firm or corporation which is affiliated with BLI, the Key Employees or Triumph or from any director, officer or employee of any of them. Each loan originated by BLI and currently outstanding has been guaranteed by the SBA in an amount not less than 70% of the initial principal amount thereof.

     2.19 Borrowers.  Section 2.19 of the Disclosure Schedule sets forth the
          ---------   ------------
names and addresses of all parties that are currently borrowers of BLI (collectively, the "Borrowers") and BLI has provided MFC with correct and
                    ---------
complete copies or descriptions of all current agreements with such Borrowers. Except as set forth in the Disclosure Schedule, BLI, the Key Employees and Triumph believe that the relationships of BLI with its Borrowers are good commercial working relationships which are not in arrears as to principal or interest, stop accrual, work out, liquidation or litigation. Except at the request of BLI, no current

Borrower of BLI has canceled or otherwise terminated or notified BLI of its intention to cancel or otherwise terminate its current relationship with BLI.

     2.20 Employee Benefit Plans.  Section 2.20 of the Disclosure Schedule sets
          ----------------------   ------------
forth a correct and complete list of all pension, profit sharing, retirement, deferred compensation, welfare, insurance, disability, bonus, vacation pay, severance pay and similar plans, programs or arrangements, including without limitation all employee benefit plans as defined in Section 3 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (the "Plans")
                                                     -----         -----
maintained by BLI, copies of which have been previously furnished by BLI to MFC. BLI does not maintain or contribute to any "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA, and BLI has not incurred any material liability under Sections 4062, 4063 or 4201 of ERISA. Each Plan maintained by BLI which is intended to be qualified under either Section 401(a) or 501(c)(9) of the Internal Revenue Code of 1986, as amended (the "Code") is so qualified. Each
                                                ----
Plan has been administered in all material respects in accordance with the terms of such Plan and the provisions of any and all statutes, orders or governmental rules or regulations, including without limitation ERISA and the Code, and to the knowledge of BLI, the Key Employees and Triumph, nothing has been done or omitted to be done with respect to any Plan that would result in any material liability on the part of BLI under Title I of ERISA or Section 4975 of the Code. All reports required to be filed with respect to all Plans, including without limitation annual reports on Form 5500, have been timely filed except where the failure to so file would not have a material adverse effect on the business of BLI. No "reportable event" as defined at Section 4043 of ERISA, other than any such event for which the thirty-day notice period has been waived, has occurred with respect to any pension plan subject to Title IV of ERISA. With respect to all pension plans subject to Title IV of ERISA, such plans have no unfunded benefit liabilities, all contributions to such plans under the minimum funding requirements of Section 412 of the Code have been made and all premium payments to the Pension Benefit Guaranty Corporation with respect to such plans have been made. All claims for welfare benefits incurred by employees on or before the Closing are or will be fully covered by third-party insurance policies or programs. Except for continuation of health coverage to the extent required under Section 4980B of the Code or as otherwise set forth in this Agreement, there are no obligations under any welfare plan providing benefits after termination of employment.

     2.21 Employee Relations.  BLI has approximately 25 full-time equivalent
          ------------------
employees and generally enjoys good employer-employee relations. None of BLI's employees are represented by any labor union. BLI is not delinquent in payments to any of its employees or consultants for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by them to the date hereof or amounts required to be reimbursed to such employees or consultants. Upon termination of the employment of any employees, neither MFC nor BLI will by reason of the sale of the Purchased Assets to MFC or anything done prior to the Closing be liable to any of such employees for severance pay or any other payments (other than accrued salary, vacation or sick pay in accordance with BLI's normal policies). Correct and complete information as to all current employees or consultants of

BLI including, in each case, name, current job title and annual rate of compensation has been provided by BLI to MFC.

     2.22 Relationships with Affiliates.  No stockholder, officer or director of
          -----------------------------
BLI or Triumph has (directly or indirectly) any interest in (i) any property or assets of BLI (except in the case of the Key Employees and Triumph, as a stockholder), (ii) any competitor or customer of BLI (except for the ownership of less than one percent (1%) of the capital stock of any publicly-traded company that is such a competitor or customer), (iii) any supplier or lender to BLI, or (iv) any party to any material contract or agreement with BLI.

     2.23 Insurance.  Section 2.23 of the Disclosure Schedule sets forth a
          ---------   ------------
correct and complete list of all policies or binders of fire, liability, product liability, workmen's compensation, vehicular and other insurance held by or on behalf of BLI specifying in each case the type and scope of coverage, the amount of coverage, the premium, the insurer, the expiration date and all claims made thereunder within the past three years. Such policies and binders are in full force and effect, are reasonably believed to be adequate for the businesses engaged in by BLI, are in conformity with the requirements of all leases, credit facilities or other agreements to which BLI is a party and are valid and enforceable in accordance with their terms. All premiums due under such policies and binders have been paid, and BLI is not in default with respect to any provision contained in any such policy or binder nor has BLI failed to give any notice or present any claim under any such policy or binder in due and timely fashion. There are no outstanding unpaid claims under any such policy or binder. BLI has not received notice of cancellation or non-renewal of, or any material amendment to, or any material increase in deductibles or premiums under, any such policy or binder. Correct and complete copies of all such policies and binders have been provided by BLI to MFC.

     2.24 Banking Relationships.  Section 2.24 of the Disclosure Schedule sets
          ---------------------   ------------
forth (i) a correct and complete list of each bank or similar financial institution in which BLI maintains an account or safety deposit box, including the name, number and location of each such account or safety deposit box, the name of each person authorized to draw on such account or have access to such safety deposit box, and the nature and scope of such authority, and (ii) a description of all loan agreements, lines of credit, and other credit facilities maintained by BLI with banks or similar financial institutions.

     2.25 Brokerage.  No broker, finder, agent or similar intermediary has acted
          ---------
on behalf of BLI, the Key Employees or Triumph in connection with this Agreement or the transactions contemplated hereby, and there are no brokerage commissions, finders fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with, or any action taken by BLI, the Key Employees or Triumph.

     2.26 Hazardous Materials.  BLI has never generated, used or handled any
          -------------------
Hazardous Materials (as defined below), nor has BLI treated, stored or disposed of any Hazardous Materials at any site owned or leased by BLI or shipped any Hazardous Materials for treatment, storage or disposal at any other site or facility. No other person has ever generated, used, handled, stored or disposed of any Hazardous Materials at any site owned or premises leased by BLI during the period of BLI's ownership or lease, nor has there been or is there threatened any release of any Hazardous Materials on or at any such site or premises. To the best of BLI's, the Key Employees' or Triumph's knowledge, no other person has ever generated, used, handled, stored or disposed of any Hazardous Materials at any site in which BLI presently holds a mortgage or similar interest, nor has there been or is there threatened any release of any Hazardous Materials on or at any such site that could have a material adverse effect on BLI or Acquisition Co. BLI does not presently own, operate, lease or use, nor has it previously owned, operated, leased, or used any site on which underground storage tanks are or were located. Except as set forth in Section 2.26 of the Disclosure Schedule,
                                      ------------
BLI, the Key Employees and Triumph have no notice that any Hazardous Materials have ever been generated, used, handled, stored or disposed of at any site in which BLI presently holds any mortgage or similar interest, or shipped from any such site for treatment, storage or disposal at any other site or facility in a manner that could have a material adverse effect on BLI or Acquisition Co. No lien has ever been imposed by any governmental agency on any property, facility, machinery, or equipment owned, operated, leased or used by BLI nor are any such liens currently in place on any property, facility, machinery or equipment in which BLI holds any mortgage, lien, or similar interest in connection with the presence of any Hazardous Materials.

     For purposes of this Section 2.26, "Hazardous Materials" shall mean and
                                         -------------------
include any "hazardous waste" as defined in either the United States Resource Conservation and Recovery Act or regulations adopted pursuant to said Act, and also any "hazardous substances" or "hazardous materials" as defined in the United States Comprehensive Environmental Response, Compensation and Liability Act. BLI has provided to MFC copies of all documents, records and information available to BLI concerning any environmental or health and safety matter relevant to BLI, whether generated by BLI or others, including, without limitation, environmental audits, environmental risk assessments, site assessments, documentation regarding off-site disposal of Hazardous Materials, spill control plans, and reports, correspondence, permits, licenses, approvals, consents and other authorizations related to environmental or health and safety matters issued by any governmental agency.

     2.27 Full Disclosure.  All documents and other papers delivered by or on
          ---------------
behalf of BLI, the Key Employees or Triumph, in connection with this Agreement and the transactions contemplated hereby are true, complete and authentic. No representation, warranty or statement of BLI, the Key Employees or Triumph, made in this Agreement or in any Exhibit or Schedule hereto or in any document, statement or certificate furnished to MFC pursuant to this Agreement contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements made, in the context in which made, not false or misleading. There is no fact known to BLI that has not been disclosed to MFC in this Agreement or the Schedules that materially adversely affects, or is likely to affect materially and adversely, the assets, properties, business, operations or condition (financial or otherwise) or prospects of BLI.

SECTION 3 - REPRESENTATIONS AND WARRANTIES OF MFC


     MFC and Acquisition Co. each represents and warrants severally to BLI as follows:

     3.1  Organization.   MFC is a corporation duly incorporated, validly
          ------------
existing and in good standing under the laws of the state of Delaware with full corporate power and authority to own, lease and operate its assets and to carry on its business as now being and as heretofore conducted and Acquisition Co. is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to own, lease and operate its assets and to carry on its business as now being and as heretofore conducted.

     3.2  Authority to Execute and Perform Agreement.  Each of MFC and
          ------------------------------------------
Acquisition Co. has the power and authority required to enter into, execute and deliver this Agreement and each agreement, document and instrument delivered pursuant to this Agreement to which it is a party and to perform fully its respective obligations hereunder and thereunder. The execution and delivery of this Agreement and each such other agreement, document and instrument and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of MFC and Acquisition Co. This Agreement and each agreement, document and instrument executed and delivered pursuant to this Agreement to which MFC or Acquisition Co. is a party constitutes, or when executed and delivered will constitute, valid and binding obligations of MFC and Acquisition Co., as the case may be, enforceable in accordance with their terms, subject to the General Limitations.

     3.3  Brokerage.  Other than Veral & Co., L.L.P. ("Veral"), no broker,
          ---------                                    -----
finder, agent or similar intermediary has acted on behalf of MFC in connection with this Agreement or the transactions contemplated hereby, and except for fees payable to Veral, there are no brokerage commissions, finders' fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with or any action taken by MFC or Acquisition Co.


                      SECTION 4 - COVENANTS AND AGREEMENTS


     The parties covenant and agree as follows:

     4.1  Conduct of Business.  Except with the prior written consent of MFC or
          -------------------
as otherwise contemplated herein, during the period from the date hereof to the Closing Date, BLI shall observe, and the Key Employees and Triumph shall use best efforts to cause BLI to observe, the following covenants:

          4.1.1  Affirmative Covenants Pending Closing.  BLI will and the Key
                 -------------------------------------
Employees and Triumph will use best efforts to cause BLI to:

               (i) Preservation of Personnel.  Use best efforts to preserve
                   -------------------------
     intact BLI's business organization and keep available the services of BLI's present employees;

               (ii) Insurance.  Use best efforts to keep in effect casualty,
                    ---------
     public liability, worker's compensation and other insurance policies in amount and scope of coverage comparable to those in effect at the date of this Agreement;

               (iii)  Preservation of the Business; Maintenance of Properties,
                      --------------------------------------------------------
     Contracts.  Use best efforts to preserve BLI's business, advertise, promote
     ---------
     and market its services in accordance with past practices, keep its properties intact, preserve its goodwill, maintain all physical properties in good condition and working order and in such operating condition as will permit the continued conduct of BLI's business on a basis consistent with past practice, and perform and comply in all material respects with the terms of the contracts set forth in Section 2.13 of the Disclosure
                                         ------------
     Schedule;

               (iv) Preservation of Business Relationships.  Use best efforts to
                    --------------------------------------
     maintain BLI's existing relationships with suppliers, customers, lenders, and others, including the SBA and the CDOB;

               (v) Approvals and Authorizations.  Use best efforts to obtain at
                   ----------------------------
     their expense all authorizations, consents, permits and approvals of all parties (including the SBA and the CDOB) necessary to permit the consummation of the transactions contemplated by this Agreement;

               (vi) Financial Reports.  Deliver to MFC, prior to the Closing,
                    -----------------
     the Updated Financial Statements described in Section 2.6, and permit MFC's auditors access to BLI's auditor's work papers prepared in connection therewith, and provide MFC with such other financial statements, auditors' work papers and other financial reports concerning BLI as MFC may reasonably request;

               (vii)  Disclosure.  Promptly disclose to MFC in writing any
                      ----------
     information set forth in the Disclosure Schedule which is no longer correct and any information which arises after the date hereof which would have been required to be included in the Disclosure Schedule in order to make the representations, warranties and covenants of BLI, the Key Employees and Triumph herein accurate and complete as if such information had been known on the date hereof;

               (viii)  Compliance.  Comply with all applicable laws, regulations
                       ----------
     and other governmental requirements (except where noncompliance would not have a material adverse effect on BLI's financial condition, results of operations, assets, business or prospects) and all contracts, commitments and obligations; and

               (ix) Ordinary Course of Business.  Operate its business
                    ---------------------------
     diligently and solely in the ordinary course and substantially in the same manner as it has been operated in the past.

          4.1.2  Negative Covenants Pending Closing.  BLI will not and the Key
                 ----------------------------------
Employees and Triumph will use best efforts to cause BLI to not:

               (i) Disposition of Assets.  Sell or transfer, or mortgage, pledge
                   ---------------------
     or create or permit to be created any Encumbrance on any of BLI's assets or properties other than sales or transfers in the ordinary course of business;

               (ii) Liabilities.  Incur any obligation or liability other than
                    -----------
     in the ordinary course of business consistent with past practice, incur any indebtedness for borrowed money, enter into any contracts or commitments involving payments to or by BLI of $10,000 or more, or cancel any debts or claims other than in the ordinary course of business;

               (iii)  Compensation.  Change the compensation or fringe benefits
                      ------------
     of or make any bonus or similar payments to any employee, agent or consultant of BLI, except for ordinary merit compensation increases for employees in accordance with past practice, or enter into or modify any benefit plan or any employment, severance or other agreement with any employee or consultant of BLI;

               (iv) Distributions.  Declare or pay any dividend or other
                    -------------
     distribution to the stockholders of BLI, or issue, sell, transfer, purchase, redeem or otherwise acquire any stock of BLI, except BLI may continue to pay dividends on the BLI Preferred, payable solely in additional shares of BLI Preferred to Triumph in accordance with past practice, the BLI-Triumph Purchase Agreement and BLI's Certificate of Incorporation (provided that such dividends shall not increase the Purchase Price);

               (v) Certificate of Incorporation and Bylaws.  Take or permit any
                   ---------------------------------------
     action to amend its Certificate of Incorporation or Bylaws;

               (vi) Acquisitions.  Make any material acquisition of property
                    ------------
     other than in the ordinary course of business consistent with past practice.

     4.2  Examinations and Investigations.  Prior to the Closing, MFC shall be
          -------------------------------
entitled, through its employees and representatives, to have such access to the assets, properties, records, business and operations of BLI as is reasonably necessary or appropriate in connection with MFC's investigation of BLI with respect to the transactions contemplated hereby. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances so as to minimize any disruption to or impairment of BLI's business and BLI shall cooperate fully therein. No investigation by MFC shall diminish or obviate any of the representations, warranties, covenants or agreements of BLI, the Key Employees or Triumph contained in this Agreement. In order that MFC may have full opportunity to make such investigation, BLI shall furnish the representatives of MFC during such period with all such information and copies of such documents concerning the affairs of BLI as such representatives may reasonably request and cause its employees, consultants, agents, accountants and attorneys to cooperate fully with such representatives in connection with such investigation.

     4.3  Consummation of Agreement.  Each party shall use its respective best
          -------------------------
efforts to perform and fulfill all conditions and obligations to be performed and fulfilled by it under this Agreement and to ensure that to the extent within its control or capable of influence by it, no breach of any of the respective representations, warranties and agreements hereunder occurs or exists on or prior to the Closing, all to the end that the transactions contemplated by this Agreement shall be fully carried out in a timely fashion. In addition, each of the Key Employees and Triumph shall use its best efforts to cause BLI to perform and fulfill all conditions and obligations to be performed and fulfilled by it under this Agreement and to ensure that to the extent within the Key Employees' or Triumph's control or capable of influence by any of them, BLI does not breach any of its representations, warranties, covenants and agreements hereunder, to the end that the transactions contemplated by this Agreement shall be fully carried out in a timely fashion. BLI and MFC shall each cooperate with each other in completing applications for any SBA and CDOB approvals required to be obtained for MFC's purchase of the Purchased Assets and assumption of the Assumed Liabilities.

     4.4  Further Assurances.  Each of the parties shall execute such documents,
          ------------------
further instruments of transfer and assignment and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

     4.5  Confidentiality; No Publicity.  MFC and its affiliates will treat all
          -----------------------------
material non-public information ("Confidential Information") concerning BLI as
                                  ------------------------
confidential and will not use or disclose such information for any purpose other than in connection with the Acquisition, except for any disclosure which is required by law. BLI and its affiliates, including the Key Employees and Triumph, will treat all Confidential Information concerning MFC and its affiliates as confidential and will not use such information for any purpose other than in connection with the Acquisition, except for any disclosure which is required by law. The term "Confidential Information" does not include any information which (i) at the time of disclosure or thereafter is generally available to and known to the public (other than as a result of a violation of this Agreement or any other obligation of confidentiality); (ii) was available to the recipient on a nonconfidential basis from a source other than the discloser hereunder, provided that the source is not known by the recipient to be bound by a confidentiality agreement with the discloser or otherwise subject to another contractual, legal or fiduciary obligation of confidentiality to the discloser; or (iii) has been independently acquired or developed by the recipient without violating any obligations under this letter or any other obligation of confidentiality.

     Neither BLI, Triumph nor the Key Employees will issue any press release or make any public statement, announcement or filing, or make any other statement or disclosure to any third party not an affiliate of such party, with respect to the Acquisition or this Agreement and its contents (including the identities of the parties), without the approval of MFC at any time, except as is required by law or is required in connection with the Acquisition, and in such event BLI, Triumph and the Key Employees shall use all reasonable efforts to permit MFC an opportunity to review any such release or statement prior to dissemination. In the event that MFC proposes to issue a press release with respect to the Acquisition or this Agreement and its contents, it will give BLI and Triumph the opportunity to comment on such press release and will consider such comments prior to its release.

     4.6  Exclusive Dealing.  BLI, the Key Employees and Triumph will not,
          -----------------
directly or indirectly (i) solicit, initiate or encourage discussions with or submission of proposals or offers from any person or entity relating to a possible acquisition of all or any material portion of the assets of BLI (excluding the sale of loans or participations in the ordinary course of BLI's business) or any merger or other business combination with BLI (an "Acquisition
                                                                    -----------
Transaction"), or (ii) participate in any discussions or negotiations regarding,
-----------
or furnish any information with respect to, or facilitate or encourage, any effort or attempt by any other person or entity to do or seek any Acquisition Transaction. BLI will promptly notify MFC of any such proposal, offer, inquiry or other contact relating to any proposed Acquisition Transaction.

     4.7  Non-Competition.  At the Closing, each of the Key Employees will enter
          ---------------
into separate Non-Competition Agreements (the "Non-Competition Agreements") with
                                               --------------------------
MFC substantially in the form attached hereto as Exhibits C-1, C-2 and C-3.
                                                 -------------------------

     4.8  Change of Name.  Prior to or on the Closing Date, BLI shall execute,
          --------------
deliver, and file all documents and take such other actions as may be required to change its name, effective at the Closing, to another name bearing no similarity to "Business Lenders, Inc." BLI hereby appoints MFC as its attorney-in-fact to execute and file any documents that may be necessary to effect or confirm such change of name after the Closing. From and after the Closing BLI will not use the name "Business Lenders, Inc." or any variants thereof or names similar thereto.

     4.9  Option Pool.  MFC will establish a pool of options exercisable for
          -----------
90,000 shares of MFC's Common Stock, par value $.01 per share (the "MFC Stock"),
                                                                    ---------
for grant to the officers, directors and employees of Acquisition Co. MFC's Board of Directors, or the Compensation Committee thereof, will consider the recommendations of the Key Employees in establishing which employees and officers will receive such grants and the number of shares underlying each grant. The Key Employees acknowledge and agree that no individual will receive options exercisable for more than 10,000 shares of MFC Stock in any year. MFC agrees that it will initially grant options exercisable for 30,000 shares of MFC Stock on the later of (i) the date MFC's stockholders approve such grant, which the Key Employees understand will occur no earlier than MFC's 1998 annual meeting of stockholders, and (ii) the receipt of any required approval of the Securities and Exchange Commission (the "Initial Date of Grant"). Thereafter, MFC agrees
                              ---------------------
that it will grant options exercisable for an additional 30,000 shares of MFC Stock on each of the first and second anniversaries of the Initial Date of Grant. Each option will vest (a) on the third anniversary of the date of grant or (b) in the case of each of the Key Employees, automatically in the event of termination of employment without "cause," as defined in such employee's employment agreement. Each option will have an exercise price equal to the closing price of the MFC Stock on such date of grant. The numbers of shares underlying the options granted on the Initial Date of Grant shall be subject to increase on a percentage basis that is equal to the percentage increase in the price of MFC's Common Stock between the Closing Date and the Initial Date of Grant; provided, however, that in the event that MFC's Board of Directors does
       --------  -------
not approve such additional grant of options, Acquisition Co. shall pay each individual that received options on the Initial Date of Grant an amount in cash that is equal to the product of the number of shares underlying the options that such individual received on the Initial Date of Grant multiplied by the increase in the price of MFC's Common Stock between the Closing Date and the Initial Date of Grant.

     4.10 Bonus Plan.  Acquisition Co. will establish a bonus plan for its
          ----------
employees which shall remain in place at least until the third anniversary of the Determination Date and shall provide for the distribution of up to 10% of Net After Tax Earnings to such employees. In determining the amount payable under the plan and the recipients of such payments, Acquisition Co. agrees that it will consider the recommendations of the Key Employees.

     4.11 Post Closing Conduct.  MFC agrees that, consistent with its fiduciary
          --------------------
duties to its stockholders, regulatory obligations and its overall profitability and business objectives, it will support the operations and development of Acquisition Co. after the Closing Date consistent with a business plan and operating budget developed by MFC, the Key Employees and Triumph prior to the Closing Date. MFC's support will include: (i) seeking to minimize expenses at Acquisition Co. by providing Acquisition Co. with access to MFC's third party service providers and (ii) providing capital to Acquisition Co. MFC further agrees that any intercompany charges allocated to Acquisition Co. will relate only to services actually provided. In addition, MFC agrees that the Key Employees shall have the authority to sell up to 50% of the unguaranteed portion of the loans on BLI's books on the Closing Date or originated by Acquisition Co. at any time, on commercially reasonable terms, after the Closing Date and until the third anniversary of the Determination Date. The Key Employees agree that any sales in excess of such 50% threshold, or any sales made at less than 100% of the principal amount thereof, shall require the prior approval of MFC.

     4.12 Board of Directors.  Until the earlier of (a) the third anniversary of
          ------------------
the Determination Date, and (b) the termination of each of the employment agreements described in Section 5.6, MFC agrees to vote all of its membership interests in Acquisition Co. and to take such other actions as are necessary, so as to fix the number of members of the Board of Directors of Acquisition Co. at nine directors, and to elect and thereafter continue in office as directors of Acquisition Co. five directors designated by MFC and four directors designated by the Key Employees and Triumph. The Board will be given access to information concerning the performance of Acquisition Co. (actual and as restated for purposes of the Purchase Price calculation) and will review and determine strategic plans and budgets for Acquisition Co. In the event Triumph does not have a representative on the Board of Directors, Triumph shall be permitted, to the extent not prohibited under applicable law, to send one non-voting observer to each meeting of the Board of Directors, and such observer shall be entitled to receive any and all correspondence and communications between MFC and the Board of Directors, including all written consents and other material distributed.


             SECTION 5 - CONDITIONS PRECEDENT TO THE OBLIGATIONS OF
                                  MFC TO CLOSE


     Each obligation of MFC to be performed at the Closing is subject to the fulfillment, at or prior to the Closing Date, of the following conditions (unless waived in writing by MFC):

     5.1  Representations, Warranties and Covenants; No Material Adverse Change.
          --------------------------------------------------------------------
The representations and warranties of BLI, the Key Employees and Triumph contained in this Agreement shall have been true and correct when made and shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (with such exceptions as may be permitted under or contemplated by this Agreement or the Disclosure Schedule). BLI, the Key Employees and Triumph shall have performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by them on or prior to the Closing; and there shall have been no material adverse change in the business, properties, prospect or condition (financial or otherwise) of BLI. BLI, the Key Employees and Triumph shall have delivered to MFC a certificate, dated the Closing Date, to the foregoing effect, as applicable.

     5.2  Updated Financial Statements.  MFC shall have received from BLI (i)
          ----------------------------
unaudited quarterly financial statements for each of the fiscal quarters between the date hereof and the Closing Date within 45 days of the end of each such fiscal quarter and (ii) audited financial statements for each fiscal year ending after the date hereof within 90 days of the end of such fiscal year.

     5.3  Opinion of Counsel to BLI.  MFC shall have received an opinion of
          -------------------------
Tyler Cooper & Alcorn LLP, counsel to BLI, the Key Employees and Triumph, dated the Closing Date, substantially in the form of Exhibit D hereto and otherwise in
                                               ---------
form and substance reasonably acceptable to MFC and its counsel.

     5.4  Consents, Permits, and Approvals.  All consents, permits, licenses,
          --------------------------------
authorizations and approvals required to permit the consummation by BLI, the Key

Employees and Triumph of the transactions contemplated by this Agreement and the continued operation by MFC of the business of BLI in the manner conducted prior to the Closing including, without limitation, that of the SBA and the CDOB, and those set forth in Section 2.11 of the Disclosure Schedule, shall have been
                   ------------
obtained, and confirmation thereof shall have been provided to MFC.

     5.5  Non-Competition Agreements.  The Non-Competition Agreements shall have
          --------------------------
been executed and delivered by the Key Employees.

     5.6  Employment and Consulting Agreements.  Each of the Key Employees shall
          ------------------------------------
have executed and delivered to MFC Employment Agreements (the "Employment
                                                               ----------
Agreements"), substantially in the forms attached as Exhibits E-1, E-2 and E-3
----------                                           -------------------------
hereto, and George Ritter shall have executed and delivered to MFC a Consulting Agreement (the "Consulting Agreement"), substantially in the form attached as
                --------------------
Exhibit F hereto.
---------

     5.7  Instruments of Transfer.  BLI shall have delivered or caused to be
          -----------------------
delivered to MFC a Bill of Sale and Assignment in conformity with Section 1.6.

     5.8  Change of Name.  BLI shall have provided to MFC confirmation
          --------------
satisfactory to MFC and its counsel of the change of name provided for in
Section 4.8.

     5.9  Adverse Proceedings.  No action, suit or proceeding shall have been
          -------------------
instituted or threatened before any court or governmental or regulatory body by any agency of any government or any other third party seeking to restrain, modify or prevent the carrying out of the transactions contemplated hereby, or which might affect the right and ability of MFC to own the Purchased Assets and operate the business of BLI following the Closing.

     5.10 Certificates.  BLI shall have furnished MFC with such certificates of
          ------------
public officials and other third parties as may be reasonably requested by MFC.

     5.11 Approval of Documentation.  All certificates, instruments, opinions
          -------------------------
and other documents delivered or to be delivered to MFC hereunder shall be reasonably satisfactory to MFC and its counsel in all respects.


              SECTION 6 - CONDITIONS PRECEDENT TO THE OBLIGATIONS
                 OF BLI, THE KEY EMPLOYEES AND TRIUMPH TO CLOSE


     Each obligation of BLI, the Key Employees and Triumph to be performed at the Closing is subject to the fulfillment at or prior to the Closing Date of the following conditions (unless waived in writing by BLI, the Key Employees and Triumph):

     6.1  Representations, Warranties and Covenants.  The representations and
          -----------------------------------------
warranties of MFC contained in this Agreement shall have been true and correct when made and shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (with such exceptions as may be permitted under or contemplated by this Agreement). MFC shall have performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing.
MFC shall have delivered to BLI, the Key Employees and Triumph a certificate, dated the Closing Date, to the foregoing effect.

     6.2  Employment and Consulting Agreements.  The parties thereto shall have
          ------------------------------------
executed and delivered the Employment Agreements and the Consulting Agreement.

     6.3  Instrument of Assumption of Liabilities.  MFC shall have executed and
          ---------------------------------------
delivered to BLI an Instrument of Assumption of Liabilities in conformity with
Section 1.2.

     6.4  Opinion of Counsel to MFC.  BLI, the Key Employees and Triumph shall
          -------------------------
have received an opinion of Palmer & Dodge LLP, counsel to MFC, dated the Closing Date, substantially in the form of Exhibit G hereto and otherwise in
                                           ---------
form and substance reasonably acceptable to BLI, the Key Employees, Triumph and their counsel.

     6.5  Adverse Proceedings.  No action, suit or proceeding shall have been
          -------------------
instituted or threatened before any court or governmental or regulatory body by any agency of any government or any other third party seeking to restrain, modify or prevent the carrying out of the transactions contemplated hereby.

     6.6  Certificates.  MFC shall have furnished BLI with such certificates of
          ------------
public officials and other third parties as may be reasonably requested by BLI.

     6.7  Voting Agreement.  Alvin Murstein, the Alvin Murstein Second Family
          ----------------
Trust and the Andrew Murstein Family Trust shall have executed and delivered a Voting Agreement, substantially in the form attached as Exhibit H hereto.
                                                        ---------

     6.8  Approval of Documentation.  All certificates, instruments, opinions
          -------------------------
and other documents delivered or to be delivered to BLI, the Key Employees and Triumph hereunder shall be reasonably satisfactory to BLI, the Key Employees and Triumph and their counsel in all respects.

     6.9  Consents, Permits, and Approvals.  All consents, permits, licenses,
          --------------------------------
authorizations and approvals required to permit the consummation by MFC and Acquisition Co. of the transactions contemplated by this Agreement and the continued operation by MFC and Acquisition Co. of the business of BLI in the manner conducted prior to the Closing including, without limitation, that of the SBA and the CDOB, shall have been obtained, and confirmation thereof shall have been provided to BLI, the Key Employees and Triumph.

                                 SECTION 7 - INDEMNIFICATION


     7.1  Survival.  Notwithstanding any right of any party to fully investigate
          --------
the affairs of the other party and notwithstanding any knowledge of facts determined or determinable by such party pursuant to such investigation or right of investigation, each party has the right to rely fully upon the representations, warranties, covenants and agreements of each other party in this Agreement or in any certificate, financial statement or other document delivered by any party pursuant hereto. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing hereunder until the last day of the first full calendar quarter following the second anniversary of the Determination Date (the "Expiration Date") except for (i) any representation or warranty concerning tax matters, which shall survive until the expiration or lapse of the applicable statute of limitations, and (ii) any claims asserted prior to the Expiration Date, which shall survive until finally resolved and satisfied in full, provided that such claims shall have been asserted in accordance with this Section 7 prior to the Expiration Date.

     7.2  Obligation of BLI, the Key Employees and Triumph to Indemnify.  Each
          -------------------------------------------------------------
of the Key Employees and Triumph shall jointly and severally indemnify and hold harmless each of MFC and Acquisition Co. (and their respective directors, officers, employees, agents, affiliates and assigns (collectively, "Indemnification Affiliates")) from and against all losses, liabilities,
---------------------------
damages, deficiencies, costs or expenses, including interest and penalties imposed or assessed by any judicial or administrative body and reasonable attorneys' fees, whether or not arising out of third-party claims and including all amounts paid in investigation, defense or settlement of the foregoing ("Losses") based upon, arising out of or otherwise in respect of any inaccuracy
--------
in, or breach of, any representation, warranty or covenant of the Key Employees or Triumph contained herein or in any certificate or other document, instrument or agreement delivered pursuant hereto. BLI shall indemnify and hold harmless each of MFC and Acquisition Co. (and their respective Indemnification Affiliates) from and against all Losses based upon, arising out of or otherwise in respect of any inaccuracy in, or breach of, any representation, warranty or covenant of BLI contained herein or in any certificate or other document, instrument or agreement delivered pursuant hereto.

     7.3  Obligation of MFC to Indemnify.  MFC agrees to indemnify and hold
          ------------------------------
harmless each of BLI and Triumph (and their respective Indemnification Affiliates) and each of the Key Employees from and against all Losses based upon, arising out of or otherwise in respect of any inaccuracy in, or breach of, any representation, warranty or covenant of MFC contained herein or in any certificate or other document, instrument or agreement delivered pursuant hereto.

     7.4  Notice and Defense of Claims.  Promptly after receipt of notice of any
          ----------------------------
claim, liability or expense for which a party seeks indemnification hereunder, such party shall give written notice thereof to the indemnifying party, but such notification shall not be a condition to indemnification hereunder except to the extent of actual prejudice to the indemnifying party. The notice shall state the information then available regarding the amount and nature of such claim, liability or expense and shall specify the provision or provisions of this Agreement under which the liability or obligation is asserted. If within 30 days after receiving such notice the indemnifying party gives written notice to the indemnified party stating that it intends to defend against such claim, liability or expense at its own cost and expense, then defense of such matter, including selection of counsel (subject to the consent of the indemnified party which consent shall not be unreasonably withheld), shall be by the indemnifying party and the indemnified party shall make no payment on such claim, liability or expense as long as the indemnifying party is conducting a good faith and diligent defense. Notwithstanding the foregoing, the indemnified party shall at all times have the right to fully participate in such defense at its own expense directly or through counsel; provided, however, if the named parties to the action or proceeding include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate under applicable standards of professional conduct, the expense of separate counsel for the indemnified party shall be paid by the indemnifying party. If no such notice of intent to dispute and defend is given by the indemnifying party, or if such diligent good faith defense is not being or ceases to be conducted, the indemnified party shall, at the expense of the indemnifying party, undertake the defense of such claim, liability or expense with counsel selected by the indemnified party, and shall have the right to compromise or settle the same exercising reasonable business judgment. The indemnified party shall make available all information and assistance that the indemnifying party may reasonably request and shall cooperate with the indemnifying party in such defense.

     7.5  Payment; Setoff.  Any payments to which any indemnified party is
          ---------------
entitled to under this Section 7 shall be made promptly by the indemnifying party in cash or by certified check or wire transfer of immediately available funds to an account designated by the indemnified party. Notwithstanding the foregoing, MFC shall be entitled to set off any amounts due it as an indemnified party against any amounts otherwise due from MFC to BLI, the Key Employees or Triumph pursuant to the terms of this Agreement.

     7.6  Limitation on Indemnification.  The right to indemnification under
          -----------------------------
this Section 7 shall be subject to the following terms:

          7.6.1  No indemnification shall be payable pursuant to Section 7.2 or
Section 7.3, as the case may be, unless and until the amount of all claims for indemnification pursuant to the applicable section exceeds for such section $50,000 in the aggregate, whereupon indemnification pursuant to Section 7.2 or
Section 7.3, as the case may be, shall be payable for all such claims without any deduction.

          7.6.2 The maximum aggregate indemnification amount that shall be due under Section 7.2 from the Key Employees and Triumph shall not in any event exceed, in the aggregate, the Purchase Price plus the Subordinated Note Advance Payment. In addition, the maximum indemnification amount that shall be due under Section 7.2 from each of the Key Employees shall not in any event exceed the amount of the Purchase Price paid or payable to such Key Employee and the maximum indemnification amount that shall be due under

Section 7.2 from Triumph shall not in any event exceed the amount of the Purchase Price paid or payable to Triumph plus the Subordinated Note Advance Payment.


                      SECTION 8 - TERMINATION OF AGREEMENT


     8.1  Termination.  This Agreement may be terminated prior to the Closing as
          -----------
follows:

          (i) at the election of BLI, the Key Employees or Triumph upon written notice to MFC if MFC has breached any representation, warranty, covenant or agreement contained in this Agreement and has not, within twenty (20) business days of receipt by MFC of written notice from BLI, the Key Employees or Triumph of such breach of representation, warranty, covenant or agreement, cured such breach;

          (ii) at the election of MFC upon written notice to BLI, the Key Employees and Triumph if BLI, the Key Employees or Triumph has breached any representation, warranty, covenant or agreement contained in this Agreement and has not, within twenty (20) business days of receipt by BLI, the Key Employees and Triumph of written notice from MFC of such breach of representation, warranty, covenant or agreement, cured such breach;

          (iii) at any time on or prior to the Closing Date by written agreement of the parties hereto; or

          (iv) by any party if the Acquisition has not been consummated by December 31, 1997, unless otherwise agreed by the parties.

     8.2  Effect of Termination.  If this Agreement is terminated and the
          ---------------------
transactions contemplated hereby are not consummated as provided above, this Agreement shall become null and void and be of no further force or effect, other than the provisions of Section 4.5 ("Confidentiality; No Publicity"), Section 7
                                     -----------------------------
("Indemnification"), this Section 8, and Section 9.3 ("Expenses"), which shall
  ---------------                                      --------
survive and continue in effect. Each and every representation and warranty contained in this Agreement or any Schedule hereto, or any certificate, document or other instrument delivered by the parties in connection herewith, shall expire and none of the parties hereto shall have any further liability with respect to any such representation or warranty; provided, however, that nothing
                                                --------  -------
contained in this Section 8.2 shall relieve any party of any liability for any breach or default hereunder occurring prior to such termination.

                           SECTION 9 - MISCELLANEOUS


     9.1  Notices.  Any notice or other communication required or permitted
          -------
hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, three (3) days after the date of deposit in the United States mails, as follows:

          (i)  if to MFC or Acquisition Co., to:

                    Medallion Financial Corp.
                    205 East 42nd Street
                    New York, NY 10017
                    Attention: Andrew Murstein, President and
                           Chief Operating Officer
                    Fax: (212) 983-0351

                    with a copy to:

                    Palmer & Dodge LLP
                    One Beacon Street
                    Boston, Massachusetts  02108
                    Attention:  Steven N. Farber
                    Fax: (617) 227-4420

          (ii)  if to BLI:

                    Business Lenders, Inc.
                    15 Lewis Street
                    Hartford, CT  06103
                    Attention:  Thomas Kellogg
                    Fax: (860) 244-9303

                    with a copy to:

                    Tyler Cooper & Alcorn
                    CityPlace - 35th Floor
                    Hartford, Connecticut  06103
                    Attention:  William W. Bouton III
                    Fax: (860) 725-6210

          (iii)  if to Thomas Kellogg:

                    Thomas Kellogg
                    12 Governor's Row
                    West Hartford, CT  06117

          (iv)  if to Gary Mullin:

                    Gary Mullin
                    564 Lamplight Lane
                    Orange, CT  06477

          (v)  if to Penn Ritter:

                    Penn Ritter
                    14 Birch Road
                    West Hartford, CT  06119

          (vi)  if to Triumph:

                    Triumph Capital
                    City Place I, 35th Floor
                    Hartford, CT  06103
                    Attention:  John M. Chapman, Managing Director


Any party may by notice given in accordance with this Section to the other parties designate another address or person for receipt of notices hereunder.

     9.2  Entire Agreement.  This Agreement contains the entire agreement among
          ----------------
the parties with respect to the purchase of the Purchased Assets and related transactions, and supersedes all prior agreements, written or oral, with respect thereto.

     9.3  Expenses.  Whether or not the transactions contemplated hereby are
          --------
consummated, each of the parties hereto shall bear its own costs and expenses (including fees and expenses of legal counsel) in connection with the negotiation, preparation, execution, review and delivery of this Agreement and the consummation of the transactions contemplated hereby. BLI shall bear the costs of obtaining the SBA and CDOB consents required hereunder provided that any licensing fee payable to the CDOB in connection with the issuance of a new license to MFC shall be payable by MFC. Notwithstanding the foregoing, if MFC does not complete the transaction because of a material misrepresentation in any materials provided to MFC by BLI, Triumph or any of the Key Employees, BLI will pay MFC $10,000 in addition to any amounts payable under Section 7.2.

     9.4  Waivers and Amendments; Non-Contractual Remedies; Preservation of
          -----------------------------------------------------------------
Remedies.  This Agreement may be amended, superseded, canceled, renewed or
--------
extended, and the terms hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach.

     9.5  Governing Law.  This Agreement shall be governed by and construed,
          -------------
interpreted and enforced in accordance with the laws of the State of Delaware.

     9.6  Binding Effect; No Assignment.  This Agreement shall be binding upon
          -----------------------------
and inure to the benefit of the parties and their respective successors and legal representatives. This Agreement is not assignable except (i) by operation of law, (ii) by MFC to any of its affiliates in accordance with Section 1.8 hereof or (iii) by BLI to a liquidating trust, provided, however that such liquidation trust shall also assume all of BLI's liabilities and obligations hereunder and such assignment shall not relieve any party of any obligations hereunder or impair any rights of MFC or Acquisition Co., including, without limitation, rights to indemnification and set off under Section 7 hereof.

     9.7  Variations in Pronouns.  All pronouns and any variations thereof refer
          ----------------------
to the masculine, feminine or neuter, singular or plural, as the context may require.

     9.8  Counterparts.  This Agreement may be executed by the parties hereto in
          ------------
separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

     9.9  Exhibits and Schedules.  The Exhibits and Schedules are a part of this
          ----------------------
Agreement as if fully set forth herein. All references herein to Sections, subsections, clauses, Exhibits and the Schedules shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

     9.10 Headings.  The headings in this Agreement are for reference only, and
          --------
shall not affect the interpretation of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.



                         MEDALLION FINANCIAL CORP.


                         By:  /s/ Andrew Murstein
                            ---------------------


                         BLI ACQUISITION CO., LLC


                         By:  /s/ Andrew Murstein
                            ---------------------


                         BUSINESS LENDERS, INC.


                         By:  /s/ Thomas Kellogg
                            --------------------
                            Thomas Kellogg
                            President


                              /s/ Thomas Kellogg
                            --------------------
                            Thomas Kellogg


                              /s/ Gary Mullin
                            -----------------
                            Gary Mullin



                              /s/ Penn Ritter
                            -----------------
                            Penn Ritter


                              TRIUMPH CAPITAL


                         By:  /s/ John M. Chapman
                            ---------------------
                            John M. Chapman
                            Managing Director

                                                                       Exhibit A
                                                                       ---------

                    INSTRUMENT OF ASSUMPTION OF LIABILITIES
                    ---------------------------------------


     This Instrument of Assumption of Liabilities dated October 31, 1997, is made by Medallion Financial Corp., a Delaware corporation ("MFC"), in favor of
                                                            ---
Business Lenders, Inc., a Connecticut corporation ("BLI").  All capitalized
                                                    ---
words and terms used in this Instrument of Assumption of Liabilities and not defined herein shall have the respective meanings ascribed to them in the Asset Purchase Agreement dated as of August 20, 1997 by and among MFC, BLI, BLI Acquisition Co., LLC, Triumph-Connecticut Limited Partnership, Thomas O. Kellogg, Gary Mullin and Penn Ritter, as amended by Amendment No. 1 thereto dated as of October 22, 1997 (the "Purchase Agreement"). All schedules to the
                                   ------------------
Purchase Agreement which are referred to herein are incorporated herein by reference.

     WHEREAS, pursuant to the Purchase Agreement, BLI has agreed to sell, assign, transfer, convey, and deliver to MFC and MFC has agreed to purchase, the Purchased Assets;

     WHEREAS, in partial consideration therefor, MFC has agreed to assume certain specified liabilities of BLI.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, MFC hereby agrees as follows:

     1. MFC hereby assumes and agrees to perform, pay and discharge, when due, the liabilities, obligations and commitments of BLI which are described on
Schedule 1.2 to the Purchase Agreement and referred to in the Purchase Agreement
------------
as the "Assumed Liabilities". Without otherwise limiting the foregoing, MFC assumes and agrees that it shall be liable to the SBA for any and all SBA Obligations and agrees that it shall purchase the loan to Linda B's Restaurant, Inc., as described in and pursuant to Amendment No. 1 to the Purchase Agreement.

     2. MFC hereby covenants and agrees that it will, at the request of BLI and without consideration, execute and deliver, and will cause its employees to execute and deliver, such other instruments of assumption and performance, and take such other action as may be reasonably necessary to cause MFC to more effectively assume and perform the Assumed Liabilities and to carry out the purpose and intent of the Purchase Agreement.

     3. Nothing contained herein shall require MFC to perform, pay or discharge any obligation, liability or commitment expressly assumed by MFC herein so long as MFC in good faith contests or causes to be contested the amount or validity thereof and has posted any bonds or other surety required in connection therewith, provided that the foregoing shall not relieve MFC of its obligation to indemnify and hold harmless BLI from any Assumed Liabilities being so contested.

     4. Nothing herein shall be deemed to deprive MFC of any defenses, set-offs or counterclaims which BLI may have had or which MFC shall have with respect to any of the obligations, liabilities and commitments hereby assumed (the "Defenses and Claims"). BLI hereby transfers, conveys and assigns to MFC all
--------------------
Defenses and Claims and agrees to cooperate with MFC to maintain, secure, perfect and enforce such Defenses and Claims, including the signing of any documents, the giving of any testimony or the taking of any such other action as is reasonably requested by MFC in connection with such Defenses and Claims.

     5. MFC, by its execution of this Instrument of Assumption of Liabilities, and BLI, by its acceptance of this Instrument of Assumption of Liabilities, each hereby acknowledges and agrees that neither the representations and warranties nor the rights and remedies of either party under the Purchase Agreement shall be deemed to be enlarged, modified or altered in any way by such execution and acceptance of this instrument.

     IN WITNESS WHEREOF, MFC and BLI have caused this instrument to be duly executed as of and on the date first above written.


                         MEDALLION FINANCIAL CORP.



                         By:  /s/ Andrew Murstein
                            ---------------------



                         BUSINESS LENDERS, INC.



                         By:  /s/ Thomas Kellogg
                            --------------------

                                                                       Exhibit B
                                                                       ---------

                          BILL OF SALE AND ASSIGNMENT
                          ---------------------------


     This Bill of Sale dated October 31, 1997 is executed and delivered by Business Lenders, Inc., a Connecticut corporation ("BLI"), to Medallion
                                                    ---
Financial Corp., a Delaware corporation ("MFC").  All capitalized words and
                                          ---
terms used in this Bill of Sale and not defined herein shall have the respective meanings ascribed to them in the Asset Purchase Agreement dated as of August 20, 1997, as amended by Amendment No. 1 thereto dated as of October 22, 1997, by and among BLI, MFC, BLI Acquisition Co., LLC, Triumph-Connecticut Limited Partnership, Thomas Kellogg, Gary Mullin and Penn Ritter (the "Purchase Agreement"). All schedules to the Purchase Agreement which are referred to herein are incorporated herein by reference.

     WHEREAS, pursuant to the Purchase Agreement, BLI has agreed to sell, assign, transfer, convey and deliver to MFC, and MFC has agreed to purchase, the Purchased Assets.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, BLI hereby agrees as follows:

     1. BLI hereby sells, assigns, transfers, conveys, and delivers to MFC, its successors and assigns, to have and to hold forever, the Purchased Assets.

     2. BLI hereby covenants and agrees that it will, at the request of MFC and without further consideration, execute and deliver, and will cause its employees to execute and deliver, such other instruments of sale, transfer, conveyance and assignment, and take such other action as may reasonably be necessary to more effectively sell, transfer, convey, assign and deliver to, and vest in, MFC, its successors and assigns, good, clear, record and marketable title to the Purchased Assets hereby sold, transferred, conveyed, assigned and delivered, or intended so to be, and to put MFC in actual possession and operating control thereof, to assist MFC in exercising all rights with respect thereto and to carry out the purpose and intent of the Purchase Agreement.

     3. BLI does hereby irrevocably constitute and appoint MFC, its successors and assigns, its true and lawful attorney, with full power of substitution, in its name or otherwise, and on behalf of BLI, or for its own use, to claim, demand, collect and receive at any time and from time to time any and all assets, properties, claims, accounts and other rights, tangible or intangible, hereby sold, transferred, conveyed, assigned and delivered, or intended so to be, and to prosecute the same at law or in equity and, upon discharge thereof, to complete, execute and deliver any and all necessary instruments of satisfaction and release.

     4. This sale, transfer, conveyance and assignment has been executed and delivered by BLI in accordance with the Purchase Agreement and is expressly made subject to (i) Permitted Encumbrances and (ii) those liabilities, obligations and commitments which MFC has assumed and agreed to pay, perform and discharge pursuant to a certain Instrument of Assumption of Liabilities executed by MFC of even date herewith.

     5. BLI, by its execution of this Bill of Sale, and MFC, by its acceptance of this Bill of Sale, each hereby acknowledges and agrees that neither the representations and warranties nor the rights and remedies of any party under the Purchase Agreement shall be deemed to be enlarged, modified or altered in any way by this instrument.


     IN WITNESS WHEREOF, BLI and MFC have caused this instrument to be duly executed under seal as of and on the date first above written.



                                              BUSINESS LENDERS, INC.



                                              By:  /s/ Thomas Kellogg
                                                 --------------------



ACCEPTED:

MEDALLION FINANCIAL CORP.



By:  /s/ Andrew Murstein
   ---------------------

                                                                     Exhibit C-1
                                                                     -----------



                           NON-COMPETITION AGREEMENT
                           -------------------------


     This Agreement dated October 31, 1997 is by and among Medallion Financial Corp., a Delaware corporation ("MFC"), BLI Acquisition Co., LLC, a Delaware
                                ---
limited liability company ("Acquisition Co.") and Thomas O. Kellogg (the
                            ---------------
"Executive") residing at 12 Governor's Row, West Hartford, Connecticut 06117.
----------

     This Agreement is entered into pursuant to Section 4.7 of that certain Asset Purchase Agreement dated August 20, 1997, as amended, (the "Purchase
                                                                  --------
Agreement") by and among MFC, Acquisition Co., Business Lenders, Inc. ("BLI"),
---------                                                               ---
Triumph-Connecticut Limited Partnership, Executive, Gary Mullin and Penn Ritter, pursuant to which MFC and Acquisition Co. are purchasing from BLI substantially all of the assets of BLI. The parties desire to assure to MFC and Acquisition Co. the benefits of the assets purchased by MFC and Acquisition Co. pursuant to the Purchase Agreement.

     Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Employment Agreement dated as of October 31, 1997 by and among Acquisition Co. and Executive.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the parties agree as follows:

     1.  Covenant Not to Compete.  Commencing as of the date hereof and until
         -----------------------
the earlier of (i) termination of Executive's employment in accordance with
Section 3.1 of the Purchase Agreement, and (ii) the Initial Termination Date, unless the Company has provided Executive with an Extension Notice, then the Second Termination Date, Executive will not, directly or indirectly:

     (a) as proprietor, partner, stockholder, member, manager, officer, employee, consultant, director, joint venturer, investor, lender, or in any other capacity whatsoever (except through the ownership of less than one percent (1.0%) of the capital stock of any publicly-traded company), engage, in any geographic market, in the business of marketing, soliciting, making or selling loans guaranteed by the Small Business Administration or any other business engaged in by the Company while the Executive was employed by the Company or its predecessor and which competes with the business of the Company; or

     (b) hire or recruit any employee of the Company or MFC or solicit or induce, or attempt to induce, any employee or consultant of the Company or MFC to terminate his or her relationship with the Company or MFC; or

     (c) call upon, solicit, divert or take away, or attempt to divert or take away, the business or patronage of any customer, licensee, vendor, collaborator, corporate partner, or prospective customer, licensee, collaborator or corporate partner, of the Company or MFC.

     2.  Remedies.  The parties agree that in the event of any breach of any
         --------
provision of this Agreement, the damage to MFC and Acquisition Co. will be substantial, although difficult to ascertain, and there can be no adequate remedy at law for such breach, and therefore, upon any such breach or any threat thereof, MFC and Acquisition Co. shall be entitled, in addition to all other rights and remedies it may have at law, to specific performance, injunctive and other equitable relief. MFC and Acquisition Co. shall be entitled to full indemnification from the Executive for any such breach, including, without limitation, attorneys' fees and costs of suit.

     3.  Severability.  The Executive acknowledges and agrees that the foregoing
         ------------
agreements of the Executive are reasonable in duration and scope and geographic area and are reasonably necessary for the protection of MFC's and Acquisition Co.'s interests under the Purchase Agreement. The parties agree and intend that the foregoing agreements shall be deemed to be a series of separate covenants and agreements, one for each and every county or other political subdivision of each State of the United States. In the event that in any judicial proceeding any court determines that the duration or scope or geographic area of any of the foregoing agreements are unreasonable and to that extent unenforceable, the parties intend and agree that the foregoing agreements shall remain in full force and effect for the greatest time period, the greatest scope and the greatest geographic area that would not render them unenforceable.

     4.  Successors & Assigns.  This Agreement shall be binding upon and inure
         --------------------
to the benefit of the parties hereto and their respective successors and assigns.

     5.  Governing Law.  This Agreement shall be governed by, and construed,
         -------------
interpreted and enforced in accordance with, the laws of the State of Delaware.

     6.  Counterparts.    This Agreement may be executed by the parties hereto
         ------------
in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this agreement as of the date first above written.

                              MEDALLION FINANCIAL CORP.


                              By:  /s/ Andrew Murstein
                                 ----------------------------
                              Name:     Andrew Murstein
                              Title:    President



                              BLI ACQUISITION CO., LLC


                              By:  /s/ Gary D. Mullin
                                 ----------------------------
                              Name:    Gary D. Mullin
                              Title:   Executive Vice President



                                   /s/ Thomas O. Kellogg
                              -------------------------------
                              Thomas O. Kellogg

                                                                     Exhibit C-2
                                                                     -----------

                           NON-COMPETITION AGREEMENT
                           -------------------------


     This Agreement dated October 31, 1997 is by and among Medallion Financial Corp., a Delaware corporation ("MFC"), BLI Acquisition Co., LLC, a Delaware
                                ---
limited liability company ("Acquisition Co.") and Gary Mullin (the "Executive")
                            ---------------                         ---------
residing at 564 Lamplight Lane, Orange, Connecticut 06477.

     This Agreement is entered into pursuant to Section 4.7 of that certain Asset Purchase Agreement dated August 20, 1997, as amended, (the "Purchase
                                                                  --------
Agreement") by and among MFC, Acquisition Co., Business Lenders, Inc. ("BLI"),
---------                                                               ---
Triumph-Connecticut Limited Partnership, Executive, Gary Mullin and Penn Ritter, pursuant to which MFC and Acquisition Co. are purchasing from BLI substantially all of the assets of BLI. The parties desire to assure to MFC and Acquisition Co. the benefits of the assets purchased by MFC and Acquisition Co. pursuant to the Purchase Agreement.

     Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Employment Agreement dated as of October 31, 1997 by and among Acquisition Co. and Executive.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the parties agree as follows:

     1.  Covenant Not to Compete.  Commencing as of the date hereof and until
         -----------------------
the earlier of (i) termination of Executive's employment in accordance with
Section 3.1 of the Purchase Agreement, and (ii) the Initial Termination Date, unless the Company has provided Executive with an Extension Notice, then the Second Termination Date, Executive will not, directly or indirectly:

     (a) as proprietor, partner, stockholder, member, manager, officer, employee, consultant, director, joint venturer, investor, lender, or in any other capacity whatsoever (except through the ownership of less than one percent (1.0%) of the capital stock of any publicly-traded company), engage, in any geographic market, in the business of marketing, soliciting, making or selling loans guaranteed by the Small Business Administration or any other business engaged in by the Company while the Executive was employed by the Company or its predecessor and which competes with the business of the Company; or

     (b) hire or recruit any employee of the Company or MFC or solicit or induce, or attempt to induce, any employee or consultant of the Company or MFC to terminate his or her relationship with the Company or MFC; or

     (c) call upon, solicit, divert or take away, or attempt to divert or take away, the business or patronage of any customer, licensee, vendor, collaborator, corporate partner, or prospective customer, licensee, collaborator or corporate partner, of the Company or MFC.

     2.  Remedies.  The parties agree that in the event of any breach of any
         --------
provision of this Agreement, the damage to MFC and Acquisition Co. will be substantial, although difficult to ascertain, and there can be no adequate remedy at law for such breach, and therefore, upon any such breach or any threat thereof, MFC and Acquisition Co. shall be entitled, in addition to all other rights and remedies it may have at law, to specific performance, injunctive and other equitable relief. MFC and Acquisition Co. shall be entitled to full indemnification from the Executive for any such breach, including, without limitation, attorneys' fees and costs of suit.

     3.  Severability.  The Executive acknowledges and agrees that the foregoing
         ------------
agreements of the Executive are reasonable in duration and scope and geographic area and are reasonably necessary for the protection of MFC's and Acquisition Co.'s interests under the Purchase Agreement. The parties agree and intend that the foregoing agreements shall be deemed to be a series of separate covenants and agreements, one for each and every county or other political subdivision of each State of the United States. In the event that in any judicial proceeding any court determines that the duration or scope or geographic area of any of the foregoing agreements are unreasonable and to that extent unenforceable, the parties intend and agree that the foregoing agreements shall remain in full force and effect for the greatest time period, the greatest scope and the greatest geographic area that would not render them unenforceable.

     4.  Successors & Assigns.  This Agreement shall be binding upon and inure
         --------------------
to the benefit of the parties hereto and their respective successors and assigns.

     5.  Governing Law.  This Agreement shall be governed by, and construed,
         -------------
interpreted and enforced in accordance with, the laws of the State of Delaware.

     6.  Counterparts.    This Agreement may be executed by the parties hereto
         ------------
in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this agreement as of the date first above written.

                              MEDALLION FINANCIAL CORP.


                              By:  /s/ Andrew Murstein
                                 ---------------------
                              Name:  Andrew Murstein
                              Title:    President



                              BLI ACQUISITION CO., LLC


                              By:  /s/ Thomas O. Kellogg
                                 -----------------------
                              Name:  Thomas O. Kellogg
                              Title:    President & CEO



                                   /s/ Gary Mullin
                              --------------------
                              Gary Mullin

                                                                     Exhibit C-3
                                                                     -----------



                           NON-COMPETITION AGREEMENT
                           -------------------------


     This Agreement dated October 31, 1997 is by and among Medallion Financial Corp., a Delaware corporation ("MFC"), BLI Acquisition Co., LLC, a Delaware
                                ---
limited liability company ("Acquisition Co.") and Penn Ritter (the "Executive")
                            ---------------                         ---------
residing at 14 Birch Road, West Hartford, Connecticut 06117.

     This Agreement is entered into pursuant to Section 4.7 of that certain Asset Purchase Agreement dated August 20, 1997, as amended, (the "Purchase
                                                                  --------
Agreement") by and among MFC, Acquisition Co., Business Lenders, Inc. ("BLI"),
---------                                                               ---
Triumph-Connecticut Limited Partnership, Executive, Gary Mullin and Penn Ritter, pursuant to which MFC and Acquisition Co. are purchasing from BLI substantially all of the assets of BLI. The parties desire to assure to MFC and Acquisition Co. the benefits of the assets purchased by MFC and Acquisition Co. pursuant to the Purchase Agreement.

     Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Employment Agreement dated as of October 31, 1997 by and among Acquisition Co. and Executive.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the parties agree as follows:

     1.  Covenant Not to Compete.  Commencing as of the date hereof and until
         -----------------------
the earlier of (i) termination of Executive's employment in accordance with
Section 3.1 of the Purchase Agreement, and (ii) the Initial Termination Date, unless the Company has provided Executive with an Extension Notice, then the Second Termination Date, Executive will not, directly or indirectly:

     (a) as proprietor, partner, stockholder, member, manager, officer, employee, consultant, director, joint venturer, investor, lender, or in any other capacity whatsoever (except through the ownership of less than one percent (1.0%) of the capital stock of any publicly-traded company), engage, in any geographic market, in the business of marketing, soliciting, making or selling loans guaranteed by the Small Business Administration or any other business engaged in by the Company while the Executive was employed by the Company or its predecessor and which competes with the business of the Company; or

     (b) hire or recruit any employee of the Company or MFC or solicit or induce, or attempt to induce, any employee or consultant of the Company or MFC to terminate his or her relationship with the Company or MFC; or

     (c) call upon, solicit, divert or take away, or attempt to divert or take away, the business or patronage of any customer, licensee, vendor, collaborator, corporate partner, or prospective customer, licensee, collaborator or corporate partner, of the Company or MFC.

     2.  Remedies.  The parties agree that in the event of any breach of any
         --------
provision of this Agreement, the damage to MFC and Acquisition Co. will be substantial, although difficult to ascertain, and there can be no adequate remedy at law for such breach, and therefore, upon any such breach or any threat thereof, MFC and Acquisition Co. shall be entitled, in addition to all other rights and remedies it may have at law, to specific performance, injunctive and other equitable relief. MFC and Acquisition Co. shall be entitled to full indemnification from the Executive for any such breach, including, without limitation, attorneys' fees and costs of suit.

     3.  Severability.  The Executive acknowledges and agrees that the foregoing
         ------------
agreements of the Executive are reasonable in duration and scope and geographic area and are reasonably necessary for the protection of MFC's and Acquisition Co.'s interests under the Purchase Agreement. The parties agree and intend that the foregoing agreements shall be deemed to be a series of separate covenants and agreements, one for each and every county or other political subdivision of each State of the United States. In the event that in any judicial proceeding any court determines that the duration or scope or geographic area of any of the foregoing agreements are unreasonable and to that extent unenforceable, the parties intend and agree that the foregoing agreements shall remain in full force and effect for the greatest time period, the greatest scope and the greatest geographic area that would not render them unenforceable.

     4.  Successors & Assigns.  This Agreement shall be binding upon and inure
         --------------------
to the benefit of the parties hereto and their respective successors and assigns.

     5.  Governing Law.  This Agreement shall be governed by, and construed,
         -------------
interpreted and enforced in accordance with, the laws of the State of Delaware.

     6.  Counterparts.    This Agreement may be executed by the parties hereto
         ------------
in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this agreement as of the date first above written.

                                MEDALLION FINANCIAL CORP.


                                By:  /s/ Andrew Murstein
                                   -------------------
                                Name:  Andrew Murstein
                                Title:    President



                                BLI ACQUISITION CO., LLC


                                By:  /s/ Thomas O. Kellogg
                                   ---------------------
                                Name:  Thomas O. Kellogg
                                Title:    President & CEO



                                     /s/ Penn Ritter
                                --------------------
                                Penn Ritter

                                                                       Exhibit D
                                                                       ---------


                   Form of Opinion of Tyler, Cooper & Alcorn



     1. BLI is duly organized, validly existing and in good standing as a corporation under the laws of the State of Connecticut with all requisite corporate power and authority to own, lease and operate its assets and to carry on its business as now being conducted. To the best of our knowledge, BLI is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the character of its activities requires such qualification.

     2. Triumph is validly existing and in good standing as a limited partnership under the laws of the State of Connecticut with full power and authority to own, lease and operate its assets and to carry on its business as now being conducted.

     3. BLI is licensed and in good standing as a Connecticut "business and industrial development company" pursuant to regulations adopted by the CDOB under Connecticut General Statutes (S)(S)36a-625 et seq., and is a participant
                                                 -------
in good standing under the SBA's guaranteed loan program administered under
Section 7(a) of the Small Business Act of 1953.

     4. Each of BLI and Triumph has all requisite power and authority to execute and deliver the Agreement and to perform its obligations thereunder.
The execution, delivery and performance of the Agreement by each of BLI and Triumph and the consummation of the transactions contemplated thereby have been duly authorized by all necessary action. The Agreement has been duly and validly executed and delivered by each of BLI, Triumph and the Key Employees and (assuming due authorization, execution and delivery thereof by MFC and Acquisition Co.) constitutes the legal, valid and binding obligation of each of BLI, Triumph and the Key Employees enforceable against each of them in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws of general application affecting the rights and remedies of creditors, or general principles of equity and except that rights to indemnification thereunder may be limited by federal or state securities laws or public policy relating thereto.

     5. The execution and delivery of the Agreement by BLI, Triumph and the Key Employees, the consummation of the transactions contemplated thereby and compliance with any of the provisions thereof will not conflict with or violate
(i) any of the terms, conditions or provisions of the certificate of incorporation or by-laws of BLI or the certificate of limited partnership or agreement of limited partnership of Triumph, (ii) any of the terms, conditions or provisions of any document, agreement or other instrument to which BLI, Triumph or any of the Key Employees is a party or by which any of them is bound of which we are aware, (iii) any Connecticut, Delaware corporate or federal law or regulation, (iv) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on BLI, Triumph or the Key Employees of which we are aware, or (v) to our knowledge result in the creation of any lien or other encumbrance on the assets or properties of BLI pursuant to any document, agreement or instrument referred to in clause (ii) above.

     6. No consent, approval, waiver, license or authorization or other action by or registration or filing with any Connecticut, Delaware corporate or federal governmental authority is required in connection with the execution and delivery by BLI, Triumph or the Key Employees of the Agreement or the consummation of the transactions contemplated thereby.

     7. Except as set forth in Section 2.12 of the Disclosure Schedule, to our knowledge, there is no litigation, proceeding or governmental investigation pending or overtly threatened against BLI.

                                                                     Exhibit E-1
                                                                     -----------

                              EMPLOYMENT AGREEMENT


     This Agreement dated as of October 31, 1997 is between BLI Acquisition Co., LLC (the "Company"), a Delaware limited liability company, and Thomas O. Kellogg
          -------
(the "Executive") residing at 12 Governor's Row, West Hartford, Connecticut
      ---------
06117. The execution and delivery of this Agreement is a condition precedent to the obligation of the Company to execute and deliver that certain Asset Purchase Agreement (the "Purchase Agreement") dated as of August 20, 1997, as amended, by
                ------------------
and among the Company, Medallion Financial Corp. ("Medallion") Business Lenders,
                                                   ---------
Inc., Triumph-Connecticut Limited Partnership, the Executive, Gary Mullin and Penn Ritter (the "Purchase Agreement").
                  ------------------

     Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Purchase Agreement.

     In order to preserve the value of the Purchased Assets, the Company desires to employ the Executive and to protect the Company's confidential information after the purchase of assets.

     Accordingly, the parties hereto agree as follows:


SECTION 1.  EMPLOYMENT OF EXECUTIVE.

     1.1  Employment.  Subject to the terms and conditions of this Agreement,
          ----------
the Company agrees to employ Executive, and Executive agrees to serve the Company, as President of the Company reporting to the Board of Directors of the Company (the "Board") with all the powers typically incident to that office and
              -----
necessary to the convenient and effective discharge of the duties thereof and with such specific duties appropriate for an executive officer of the Company with that office and as may be assigned to the Executive from time to time by the Board for the period commencing on the date hereof and terminating on the third anniversary thereof (the "Initial Termination Date") unless earlier
                                ------------------------
extended or terminated as herein provided. The Company shall have the option, exercisable in its sole discretion at any time prior to 30 days before the Initial Termination Date by written notice to the Executive (the "Extension
                                                                  ---------
Notice"), to extend the Executive's period of employment for an additional term
------
commencing on the Initial Termination Date and ending on a date specified by the Company in the Extension Notice which shall not be later than two years after the Initial Termination Date (the "Second Termination Date"). The Executive
                                   -----------------------
shall devote all of his business time, labor, skill, undivided attention and best ability to the performance of his duties hereunder in a manner which will faithfully and diligently further the business and interests of the Company. During the Executive's period of employment, the Executive shall not directly or indirectly pursue any other business activity without the Company's prior written consent. Neither the Company nor Executive shall have any obligation to continue employment after the term hereof. If Executive remains employed after the term hereof, Executive's employment and compensation shall be at will and may be terminated, with or without cause and with or without notice, at any time at the option of the Company or Executive.

SECTION 2.  COMPENSATION.

     For all services to be rendered by Executive to the Company pursuant to this Agreement, the Company shall pay to and provide the Executive with the following compensation and benefits:

     2.1  Base Salary and Bonus.  The Company shall pay to Executive (i) a base
          ---------------------
salary at the rate of $150,000 per year (the "Base Salary"), payable in
                                              -----------
substantially equal monthly installments, subject to annual review by the Board for increases and (ii) such incentive bonuses as may be determined by the Board from time to time ("Incentive Bonus") in accordance with the bonus plan to be
                    ---------------
established by the Company pursuant to the Purchase Agreement. In the event that the Company does not meet profit projections established by Medallion, the Company, Executive and other members of management of the Company set forth in the Company's business plan for any fiscal year ending during Executive's term of employment, Executive's Base Salary shall be subject to reduction by the Company to $125,000 per year.

     2.2  Participation in Benefit Plans.  Executive shall be entitled to
          ------------------------------
participate in all employee benefit plans or programs of Medallion that Medallion has established and makes available to all of its full-time employees. The Company and Medallion do not guarantee the adoption or continuance of any particular employee benefit plan or program during the term of this Agreement, and Executive's participation in any such plan or program shall be subject to the provisions, rules and regulations applicable thereto. Executive shall be entitled to vacation each year for a period of four weeks during which compensation shall be paid in full, with any additional vacation time to be allowed only in accordance with applicable Company policy.

     2.3  Expenses.  The Company shall reimburse Executive for ordinary,
          --------
reasonable, necessary and documented business expenses in accordance with the general corporate policy of the Company from time to time in effect and shall lease an automobile for Executive.

     2.4  Parking.  The Company will provide to the Executive, at the Company's
          -------
expense, parking at or near the Company's office.


SECTION 3.  TERMINATION.

     3.1  Early Termination.  Executive's employment hereunder shall terminate
          -----------------
prior to the expiration of the term specified in Section 1.1:

     (a) by the Company upon Executive's death or inability by reason of physical or mental impairment to perform substantially all of Executive's services as contemplated herein for 90 days or more within any six-month period ("Disability");
  ----------

     (b) by Executive in the event of (i) relocation of the principal offices of the Company to a location outside the State of Connecticut or beyond a 25 mile radius of Hartford, Connecticut, (ii) a material adverse change in the Executive's working conditions as they relate to his supervisory responsibilities, (iii) a material adverse change in the Executive's entire employee benefit and perquisite package, unless such change applies to all of the Company's and Medallion's employees, and (iv) a material breach by the Company of its obligations under this Agreement that is not cured within thirty days after written notice of such breach in reasonable detail is given to the Company by Executive; or

     (c) by the Company for cause ("Cause") in the event of (i) Executive's
                                    -----
willful failure to follow the reasonable directions of the Board or otherwise perform Executive's duties hereunder (other than as a result of physical or mental impairment) for five days after written notice of such failure in reasonable detail is given to Executive by the Company, (ii) intentional or grossly negligent conduct by Executive that is injurious to the Company as reasonably determined by the Board which conduct continues for five days after written notice of such conduct in reasonable detail is given to Executive by the Board, (iii) conduct by Executive that is intended to be injurious to the Company as reasonably determined by the Board, (iv) Executive's conviction of or a plea of nolo contendere to (A) a felony or (B) a misdemeanor which involves an act against the Company or which involves moral turpitude or which otherwise materially adversely affects the Company or its business or reputation, (v) Executive's violation of (A) a federal or state banking or securities law or regulation which materially adversely affects the Company or its business or reputation or (B) the Small Business Act of 1953 or regulations thereunder, or
(vi) the issuance of an order, judgment or decree (not reversed, suspended or vacated) of any court of competent jurisdiction or governmental agency having regulatory or supervisory jurisdiction over the Company or the Executive (or both), enjoining or otherwise prohibiting the Executive from engaging in any conduct or activity that forms a material part of the Executive's duties, or enjoining or otherwise prohibiting the Company's employment of the Executive.

     3.2  Payment.
          -------

     (a) If Executive's employment is terminated pursuant to Section 3.1(b) above or without Cause prior to the Initial Termination Date, unless the Company has provided Executive with an Extension Notice, then the Second Termination Date, the Company will pay Executive a lump sum payment equal to the present value of Executive's then current Base Salary through the Initial Termination Date, unless the Company has provided Executive with an Extension Notice, then the Second Termination Date.

     (b) If Executive's employment is terminated for any reason other than as set forth in Section 3.2(a) (including without limitation pursuant to Sections 3.1(a) or (c) above), the Company will pay Executive an amount equal to Executive's then current Base Salary through the date of termination. As used herein, the "present value" shall be determined by assuming that the amount determined above is paid in equal installments at the end of each month and discounting such amount to the date of termination of employment at the lowest prime rate published in the Wall Street Journal for the first day of the calendar month in which such termination occurs, absent manifest error in the printing thereof.

SECTION 4.  CONFIDENTIAL INFORMATION, INVENTIONS AND COMPETITION.

     4.1  Confidential Information.  During the course of Executive's
          ------------------------
employment, Executive may have become or will become aware of information relating to the operations or business affairs of the Company or Medallion that is treated by the Company or Medallion as confidential or proprietary ("Confidential Information"). Executive acknowledges that the Company or
--------------------------
Medallion, as the case may be, is and shall at all times remain the sole owner of the Confidential Information and of all intellectual property rights relating thereto and Executive agrees not to publish or otherwise disclose or make available to any third party any Confidential Information and not to use any Confidential Information for Executive's own benefit or for the benefit of any other third party. Upon termination of this Agreement, or at any time upon the Company's or Medallion's request, Executive will return to the Company or Medallion, as the case may be, all copies of Confidential Information in Executive's possession or under Executive's control.

     Confidential Information does not include information which (a) is at the time of disclosure or later becomes publicly known under circumstances involving no breach of this agreement by Executive, (b) is generally disclosed to third parties by the Company or Medallion without restriction on such third parties, or (c) is required to be disclosed by a governmental authority or by order of a court of competent jurisdiction, provided that such disclosure is subject to all available protection and reasonable advance notice is given to the Company or Medallion, as the case may be.

     4.2  Ownership of Inventions.  Any invention, discovery, new product or
          -----------------------
business opportunity made, discovered or reduced to practice by Executive (whether alone or with others) in the course of performing services for the Company or arising directly from Confidential Information acquired by Executive ("Invention") will be the exclusive property of the Company, and the Company may
  ---------
use or pursue any of them without restriction or additional compensation to Executive.

     To the extent any Invention results in a patentable, copyrightable or other proprietary invention, Executive hereby assigns and agrees to assign to the Company all of Executive's right, title and interest in and to any such invention. Executive agrees to cooperate fully in obtaining patent, copyright or other proprietary protection for any such invention, all in the name of the Company and at the Company's cost and expense, and to execute and deliver all requested applications, assignments and other documents and take such other measures as the Company may reasonably request in order to perfect and enforce the Company's rights therein (including transfer of possession to the Company of all inventions embodied in tangible materials).

     4.3  Noncompetition.  Until the earlier of (i) termination of Executive's
          --------------
employment in accordance with Section 3.1, and (ii) the Initial Termination Date, unless the Company has provided Executive with an Extension Notice, then the Second Termination Date, Executive will not directly or indirectly (unless approved by the Board):

     (a) as proprietor, partner, stockholder, member, manager, officer, employee, consultant, director, joint venturer, investor, lender, or in any other capacity whatsoever (except through the ownership of less than one percent (1.0%) of the capital stock of any publicly-traded company), engage, in any geographic market, in the business of marketing, soliciting, making or selling loans guaranteed by the Small Business Administration or any other business engaged in by the Company while the Executive was employed by the Company or its predecessor and which competes with the business of the Company; or

     (b) hire or recruit any employee of the Company or Medallion or solicit or induce, or attempt to induce, any employee or consultant of the Company or Medallion to terminate his or her relationship with the Company or Medallion; or

     (c) call upon, solicit, divert or take away, or attempt to divert or take away, the business or patronage of any customer, licensee, vendor, collaborator, corporate partner, or prospective customer, licensee, collaborator or corporate partner, of the Company or Medallion.


SECTION 5.  MISCELLANEOUS.

     5.1  Remedies.  Executive agrees that the restrictions contained in this
          --------
Agreement are necessary for the protection of the business and goodwill of the Company and are reasonable for such purpose. Executive agrees that any breach of this Agreement will cause the Company substantial and irreparable damage and, therefore, in the event of any such breach, in addition to such other remedies as may be available, the Company shall have the right to cease making any payments hereunder and to seek specific performance and injunctive relief.

     5.2  Arbitration.  The parties hereto will attempt to resolve any
          -----------
controversy, claim or dispute arising under this Agreement promptly by negotiations between the parties. If any party reaches the conclusion that the controversy, claim or dispute cannot be resolved by unassisted negotiations, such party may request that such controversy, claim or dispute by settled by binding arbitration administered by the American Arbitration Association in accordance with its commercial arbitration rules and procedures, as in effect on the date of the commencement of arbitration proceedings. The arbitral tribunal shall consist of three members, with the claimant and respondent each appointing one arbitrator, and with the party-appointed arbitrators appointing the third, neutral arbitrator. The arbitrators selected pursuant to this provision shall be qualified by training, education, and experience to rule on the issues presented, and the chairperson of the tribunal shall be a lawyer experienced in the litigation of employment disputes. The arbitration shall be held in New York, New York. The award shall be in writing and shall state the reasoning on which the award rests. A judgment on the award may be entered in any court of competent jurisdiction. The parties further agree that if a dispute is submitted to arbitration, the prevailing party shall be entitled to recover from the non-prevailing party the reasonable attorneys' fees incurred by the prevailing party in connection with the matter which is the subject of such proceeding.

     5.3  Notices.  Any notice or other communication hereunder shall be in
          -------
writing and shall be deemed given when so delivered in person, by overnight courier (with receipt confirmed) or by facsimile transmission (with receipt confirmed by telephone or by automatic transmission report) or on the third business day after being sent by registered or certified mail (postage prepaid, return receipt requested), addressed, if to the Company, to Andrew Murstein, President and Chief Operating Officer, Medallion Financial Corp., 205 East 42nd Street, New York, NY 10017 (Fax 212-983-0351), or to such other address as the Company may designate in writing at any time or from time to time to the Executive, and if to the Executive, to the most recent address on file with the Company.

     5.4  Integration.  This Agreement is the entire agreement of the parties
          -----------
with respect to the subject matter hereof and supersedes any prior agreement or understanding relating to Executive's employment with or compensation by the Company, including without limitation, the Employment Agreement between Business Lenders, Inc. and the Executive dated September 7, 1994, which shall be deemed terminated as of the date hereof. This Agreement may not be amended, supplemented or otherwise modified except in writing signed by the parties hereto.

     5.5  Binding Effect.  This Agreement shall inure to the benefit of and be
          --------------
binding upon the parties hereto and their successors, assigns, heirs and personal representatives.

     5.6  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     5.7  Severability.  If any provision hereof shall for any reason be held to
          ------------
be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision had not been included herein. If any provision hereof shall for any reason be held by a court to be excessively broad as to duration, geographical scope, activity or subject matter, it shall be construed by limiting and reducing it to make it enforceable to the extent compatible with applicable law as then in effect.

     5.8  Governing Law.  This Agreement shall be governed by the laws of New
          -------------
York without regard to its conflict of law provisions.

     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of the date first stated above.


                                         BLI ACQUISITION CO., LLC


                                         By:  /s/ Gary D. Mullin
                                            --------------------
                                         Executive Vice President


                                         EXECUTIVE:


                                              /s/ Thomas O. Kellogg
                                         --------------------------
                                         Thomas O. Kellogg

                                                                     Exhibit E-2
                                                                     -----------

                              EMPLOYMENT AGREEMENT


     This Agreement dated as of October 31, 1997 is among BLI Acquisition Co., LLC (the "Company"), a Delaware limited liability company, and Penn Ritter (the
          -------
"Executive") residing at 14 Birch Road, West Hartford, Connecticut 06117.  The
 ---------
execution and delivery of this Agreement is a condition precedent to the obligation of the Company to execute and deliver that certain Asset Purchase Agreement (the "Purchase Agreement") dated as of August 20, 1997, as amended, by
                ------------------
and among the Company, Medallion Financial Corp. ("Medallion") Business Lenders,
                                                   ---------
Inc., Triumph-Connecticut Limited Partnership, the Executive, Gary Mullin and Thomas O. Kellogg (the "Purchase Agreement").
                        ------------------

     Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Purchase Agreement.

     In order to preserve the value of the Purchased Assets, the Company desires to employ the Executive and to protect the Company's confidential information after the purchase of assets.

     Accordingly, the parties hereto agree as follows:


SECTION 1.  EMPLOYMENT OF EXECUTIVE.

     1.1  Employment.  Subject to the terms and conditions of this Agreement,
          ----------
the Company agrees to employ Executive, and Executive agrees to serve the Company, as Executive Vice President of the Company reporting to the Board of Directors of the Company (the "Board") with all the powers typically incident to
                               -----
that office and necessary to the convenient and effective discharge of the duties thereof and with such specific duties appropriate for an executive officer of the Company with that office and as may be assigned to the Executive from time to time by the Board for the period commencing on the date hereof and terminating on the third anniversary thereof (the "Initial Termination Date")
                                                   ------------------------
unless earlier extended or terminated as herein provided. The Company shall have the option, exercisable in its sole discretion at any time prior to 30 days before the Initial Termination Date by written notice to the Executive (the

"Extension Notice"), to extend the Executive's period of employment for an
-----------------
additional term commencing on the Initial Termination Date and ending on a date specified by the Company in the Extension Notice which shall not be later than two years after the Initial Termination Date (the "Second Termination Date").
                                                   -----------------------
The Executive shall devote all of his business time, labor, skill, undivided attention and best ability to the performance of his duties hereunder in a manner which will faithfully and diligently further the business and interests of the Company. During the Executive's period of employment, the Executive shall not directly or indirectly pursue any other business activity without the Company's prior written consent. Neither the Company nor Executive shall have any obligation to continue employment after the term hereof. If Executive remains employed after the term hereof, Executive's employment and compensation shall be at will and may be terminated, with or without cause and with or without notice, at any time at the option of the Company or Executive.


SECTION 2.  COMPENSATION.

     For all services to be rendered by Executive to the Company pursuant to this Agreement, the Company shall pay to and provide the Executive with the following compensation and benefits:

     2.1  Base Salary and Bonus.  The Company shall pay to Executive (i) a base
          ---------------------
salary at the rate of $135,000 per year (the "Base Salary"), payable in
                                              -----------
substantially equal monthly installments, subject to annual review by the Board for increases and (ii) such incentive bonuses as may be determined by the Board from time to time ("Incentive Bonus") in accordance with the bonus plan to be
                    ---------------
established by the Company pursuant to the Purchase Agreement. In the event that the Company does not meet profit projections established by Medallion, the Company, Executive and other members of management of the Company set forth in the Company's business plan for any fiscal year ending during Executive's term of employment, Executive's Base Salary shall be subject to reduction by the Company to $110,000 per year.

     2.2  Participation in Benefit Plans.  Executive shall be entitled to
          ------------------------------
participate in all employee benefit plans or programs of Medallion that Medallion has established and makes available to all of its full-time employees. The Company and Medallion do not guarantee the adoption or continuance of any particular employee benefit plan or program during the term of this Agreement, and Executive's participation in any such plan or program shall be subject to the provisions, rules and regulations applicable thereto. Executive shall be entitled to vacation each year for a period of four weeks during which compensation shall be paid in full, with any additional vacation time to be allowed only in accordance with applicable Company policy.

     2.3  Expenses.  The Company shall reimburse Executive for ordinary,
          --------
reasonable, necessary and documented business expenses in accordance with the general corporate policy of the Company from time to time in effect.

     2.4  Parking.  The Company will provide to the Executive, at the Company's
          -------
expense, parking at or near the Company's office.


SECTION 3.  TERMINATION.

     3.1  Early Termination.  Executive's employment hereunder shall terminate
          -----------------
prior to the expiration of the term specified in Section 1.1:

     (a) by the Company upon Executive's death or inability by reason of physical or mental impairment to perform substantially all of Executive's services as contemplated herein for 90 days or more within any six-month period ("Disability");
  ----------

     (b) by Executive in the event of (i) relocation of the principal offices of the Company to a location outside the State of Connecticut or beyond a 25 mile radius of Hartford, Connecticut, (ii) a material adverse change in the Executive's working conditions as they relate to his supervisory responsibilities, (iii) a material adverse change in the Executive's entire employee benefit and perquisite package, unless such change applies to all of the Company's and Medallion's employees, and (iv) a material breach by the Company of its obligations under this Agreement that is not cured within thirty days after written notice of such breach in reasonable detail is given to the Company by Executive; or

     (c) by the Company for cause ("Cause") in the event of (i) Executive's
                                    -----
willful failure to follow the reasonable directions of the Board or otherwise perform Executive's duties hereunder (other than as a result of physical or mental impairment) for five days after written notice of such failure in reasonable detail is given to Executive by the Company, (ii) intentional or grossly negligent conduct by Executive that is injurious to the Company as reasonably determined by the Board which conduct continues for five days after written notice of such conduct in reasonable detail is given to Executive by the Board, (iii) conduct by Executive that is intended to be injurious to the Company as reasonably determined by the Board, (iv) Executive's conviction of or a plea of nolo contendere to (A) a felony or (B) a misdemeanor which involves an act against the Company or which involves moral turpitude or which otherwise materially adversely affects the Company or its business or reputation, (v) Executive's violation of (A) a federal or state banking or securities law or regulation which materially adversely affects the Company or its business or reputation or (B) the Small Business Act of 1953 or regulations thereunder, or
(vi) the issuance of an order, judgment or decree (not reversed, suspended or vacated) of any court of competent jurisdiction or governmental agency having regulatory or supervisory jurisdiction over the Company or the Executive (or both), enjoining or otherwise prohibiting the Executive from engaging in any conduct or activity that forms a material part of the Executive's duties, or enjoining or otherwise prohibiting the Company's employment of the Executive.

     3.2  Payment.
          -------

     (a) If Executive's employment is terminated pursuant to Section 3.1(b) above or without Cause prior to the Initial Termination Date, unless the Company has provided Executive with an Extension Notice, then the Second Termination Date, the Company will pay Executive a lump sum payment equal to the present value of Executive's then current Base Salary through the Initial Termination Date, unless the Company has provided Executive with an Extension Notice, then the Second Termination Date.

     (b) If Executive's employment is terminated for any reason other than as set forth in Section 3.2(a) (including without limitation pursuant to Sections 3.1(a) or (c) above), the Company will pay Executive an amount equal to Executive's then current Base Salary through the date of termination. As used herein, the "present value" shall be determined by assuming that the amount determined above is paid in equal installments at the end of each month and discounting such amount to the date of termination of employment at the lowest prime rate published in the Wall Street Journal for the first day of the calendar month in which such termination occurs, absent manifest error in the printing thereof.

       SECTION 4.  CONFIDENTIAL INFORMATION, INVENTIONS AND COMPETITION.

     4.1  Confidential Information.  During the course of Executive's
          ------------------------
employment, Executive may have become or will become aware of information relating to the operations or business affairs of the Company or Medallion that is treated by the Company or Medallion as confidential or proprietary ("Confidential Information"). Executive acknowledges that the Company or
--------------------------
Medallion, as the case may be, is and shall at all times remain the sole owner of the Confidential Information and of all intellectual property rights relating thereto and Executive agrees not to publish or otherwise disclose or make available to any third party any Confidential Information and not to use any Confidential Information for Executive's own benefit or for the benefit of any other third party. Upon termination of this Agreement, or at any time upon the Company's or Medallion's request, Executive will return to the Company or Medallion, as the case may be, all copies of Confidential Information in Executive's possession or under Executive's control.

     Confidential Information does not include information which (a) is at the time of disclosure or later becomes publicly known under circumstances involving no breach of this agreement by Executive, (b) is generally disclosed to third parties by the Company or Medallion without restriction on such third parties, or (c) is required to be disclosed by a governmental authority or by order of a court of competent jurisdiction, provided that such disclosure is subject to all available protection and reasonable advance notice is given to the Company or Medallion, as the case may be.

     4.2  Ownership of Inventions.  Any invention, discovery, new product or
          -----------------------
business opportunity made, discovered or reduced to practice by Executive (whether alone or with others) in the course of performing services for the Company or arising directly from Confidential Information acquired by Executive ("Invention") will be the exclusive property of the Company, and the Company may
  ---------
use or pursue any of them without restriction or additional compensation to Executive.

     To the extent any Invention results in a patentable, copyrightable or other proprietary invention, Executive hereby assigns and agrees to assign to the Company all of Executive's right, title and interest in and to any such invention. Executive agrees to cooperate fully in obtaining patent, copyright or other proprietary protection for any such invention, all in the name of the Company and at the Company's cost and expense, and to execute and deliver all requested applications, assignments and other documents and take such other measures as the Company may reasonably request in order to perfect and enforce the Company's rights therein (including transfer of possession to the Company of all inventions embodied in tangible materials).

     4.3  Noncompetition.  Until the earlier of (i) termination of Executive's
          --------------
employment in accordance with Section 3.1, and (ii) the Initial Termination Date, unless the Company has provided Executive with an Extension Notice, then the Second Termination Date, Executive will not directly or indirectly (unless approved by the Board):

     (a) as proprietor, partner, stockholder, member, manager, officer, employee, consultant, director, joint venturer, investor, lender, or in any other capacity whatsoever (except through the ownership of less than one percent
(1.0%) of the capital stock of any publicly-traded company), engage, in any geographic market, in the business of marketing, soliciting, making or selling loans guaranteed by the Small Business Administration or any other business engaged in by the Company while the Executive was employed by the Company or its predecessor and which competes with the business of the Company; or

     (b) hire or recruit any employee of the Company or Medallion or solicit or induce, or attempt to induce, any employee or consultant of the Company or Medallion to terminate his or her relationship with the Company or Medallion; or

     (c) call upon, solicit, divert or take away, or attempt to divert or take away, the business or patronage of any customer, licensee, vendor, collaborator, corporate partner, or prospective customer, licensee, collaborator or corporate partner, of the Company or Medallion.


SECTION 5.  MISCELLANEOUS.

     5.1  Remedies.  Executive agrees that the restrictions contained in this
          --------
Agreement are necessary for the protection of the business and goodwill of the Company and are reasonable for such purpose. Executive agrees that any breach of this Agreement will cause the Company substantial and irreparable damage and, therefore, in the event of any such breach, in addition to such other remedies as may be available, the Company shall have the right to cease making any payments hereunder and to seek specific performance and injunctive relief.

     5.2  Arbitration.  The parties hereto will attempt to resolve any
          -----------
controversy, claim or dispute arising under this Agreement promptly by negotiations between the parties. If any party reaches the conclusion that the controversy, claim or dispute cannot be resolved by unassisted negotiations, such party may request that such controversy, claim or dispute by settled by binding arbitration administered by the American Arbitration Association in accordance with its commercial arbitration rules and procedures, as in effect on the date of the commencement of arbitration proceedings. The arbitral tribunal shall consist of three members, with the claimant and respondent each appointing one arbitrator, and with the party-appointed arbitrators appointing the third, neutral arbitrator. The arbitrators selected pursuant to this provision shall be qualified by training, education, and experience to rule on the issues presented, and the chairperson of the tribunal shall be a lawyer experienced in the litigation of employment disputes. The arbitration shall be held in New York, New York. The award shall be in writing and shall state the reasoning on which the award rests. A judgment on the award may be entered in any court of competent jurisdiction. The parties further agree that if a dispute is submitted to arbitration, the prevailing party shall be entitled to recover from the non-prevailing party the reasonable attorneys' fees incurred by the prevailing party in connection with the matter which is the subject of such proceeding.

     5.3 Notices. Any notice or other communication hereunder shall be in
         -------
writing and shall be deemed given when so delivered in person, by overnight courier (with receipt confirmed) or by facsimile transmission (with receipt confirmed by telephone or by automatic transmission report) or on the third business day after being sent by registered or certified mail (postage prepaid, return receipt requested), addressed, if to the Company, to Andrew Murstein, President and Chief Operating Officer, Medallion Financial Corp., 205 East 42nd Street, New York, NY 10017 (Fax 212-983-0351), or to such other address as the Company may designate in writing at any time or from time to time to the Executive, and if to the Executive, to the most recent address on file with the Company.

     5.4  Integration.  This Agreement is the entire agreement of the parties
          -----------
with respect to the subject matter hereof and supersedes any prior agreement or understanding relating to Executive's employment with or compensation by the Company, including without limitation, the Employment Agreement between Business Lenders, Inc. and the Executive dated September 7, 1994, which shall be deemed terminated as of the date hereof. This Agreement may not be amended, supplemented or otherwise modified except in writing signed by the parties hereto.

     5.5  Binding Effect.  This Agreement shall inure to the benefit of and be
          --------------
binding upon the parties hereto and their successors, assigns, heirs and personal representatives.

     5.6  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     5.7  Severability.  If any provision hereof shall for any reason be held to
          ------------
be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision had not been included herein. If any provision hereof shall for any reason be held by a court to be excessively broad as to duration, geographical scope, activity or subject matter, it shall be construed by limiting and reducing it to make it enforceable to the extent compatible with applicable law as then in effect.

     5.8  Governing Law.  This Agreement shall be governed by the laws of New
          -------------
York without regard to its conflict of law provisions.

     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of the date first stated above.


                                  BLI ACQUISITION CO., LLC


                                  By:  /s/ Thomas O. Kellogg
                                     -----------------------
                                  President and Chief Executive Officer


                                  EXECUTIVE:


                                       /s/ Gary Mullin
                                  --------------------
                                  Penn Ritter

                                                                     Exhibit E-3
                                                                     -----------

                              EMPLOYMENT AGREEMENT


     This Agreement dated as of October 31, 1997 is among BLI Acquisition Co., LLC (the "Company"), a Delaware limited liability company, and Penn Ritter (the
          -------
"Executive") residing at 14 Birch Road, West Hartford, Connecticut 06117.  The
 ---------
execution and delivery of this Agreement is a condition precedent to the obligation of the Company to execute and deliver that certain Asset Purchase Agreement (the "Purchase Agreement") dated as of August 20, 1997, as amended, by
                ------------------
and among the Company, Medallion Financial Corp. ("Medallion") Business Lenders,
                                                   ---------
Inc., Triumph-Connecticut Limited Partnership, the Executive, Gary Mullin and Thomas O. Kellogg (the "Purchase Agreement").
                        ------------------

     Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Purchase Agreement.

     In order to preserve the value of the Purchased Assets, the Company desires to employ the Executive and to protect the Company's confidential information after the purchase of assets.

     Accordingly, the parties hereto agree as follows:


SECTION 1.  EMPLOYMENT OF EXECUTIVE.

     1.1  Employment.  Subject to the terms and conditions of this Agreement,
          ----------
the Company agrees to employ Executive, and Executive agrees to serve the Company, as Executive Vice President of the Company reporting to the Board of Directors of the Company (the "Board") with all the powers typically incident to
                               -----
that office and necessary to the convenient and effective discharge of the duties thereof and with such specific duties appropriate for an executive officer of the Company with that office and as may be assigned to the Executive from time to time by the Board for the period commencing on the date hereof and terminating on the third anniversary thereof (the "Initial Termination Date")
                                                   ------------------------
unless earlier extended or terminated as herein provided. The Company shall have the option, exercisable in its sole discretion at any time prior to 30 days before the Initial Termination Date by written notice to the Executive (the

"Extension Notice"), to extend the Executive's period of employment for an
-----------------
additional term commencing on the Initial Termination Date and ending on a date specified by the Company in the Extension Notice which shall not be later than two years after the Initial Termination Date (the "Second Termination Date").
                                                   -----------------------
The Executive shall devote all of his business time, labor, skill, undivided attention and best ability to the performance of his duties hereunder in a manner which will faithfully and diligently further the business and interests of the Company. During the Executive's period of employment, the Executive shall not directly or indirectly pursue any other business activity without the Company's prior written consent. Neither the Company nor Executive shall have any obligation to continue employment after the term hereof. If Executive remains employed after the term hereof, Executive's employment and compensation shall be at will and may be terminated, with or without cause and with or without notice, at any time at the option of the Company or Executive.


SECTION 2.  COMPENSATION.

     For all services to be rendered by Executive to the Company pursuant to this Agreement, the Company shall pay to and provide the Executive with the following compensation and benefits:

     2.1  Base Salary and Bonus.  The Company shall pay to Executive (i) a base
          ---------------------
salary at the rate of $135,000 per year (the "Base Salary"), payable in
                                              -----------
substantially equal monthly installments, subject to annual review by the Board for increases and (ii) such incentive bonuses as may be determined by the Board from time to time ("Incentive Bonus") in accordance with the bonus plan to be
                    ---------------
established by the Company pursuant to the Purchase Agreement. In the event that the Company does not meet profit projections established by Medallion, the Company, Executive and other members of management of the Company set forth in the Company's business plan for any fiscal year ending during Executive's term of employment, Executive's Base Salary shall be subject to reduction by the Company to $110,000 per year.

     2.2  Participation in Benefit Plans.  Executive shall be entitled to
          ------------------------------
participate in all employee benefit plans or programs of Medallion that Medallion has established and makes available to all of its full-time employees. The Company and Medallion do not guarantee the adoption or continuance of any particular employee benefit plan or program during the term of this Agreement, and Executive's participation in any such plan or program shall be subject to the provisions, rules and regulations applicable thereto. Executive shall be entitled to vacation each year for a period of four weeks during which compensation shall be paid in full, with any additional vacation time to be allowed only in accordance with applicable Company policy.

     2.3  Expenses.  The Company shall reimburse Executive for ordinary,
          --------
reasonable, necessary and documented business expenses in accordance with the general corporate policy of the Company from time to time in effect.

     2.4  Parking.  The Company will provide to the Executive, at the Company's
          -------
expense, parking at or near the Company's office.


SECTION 3.  TERMINATION.

     3.1  Early Termination.  Executive's employment hereunder shall terminate
          -----------------
prior to the expiration of the term specified in Section 1.1:

     (a) by the Company upon Executive's death or inability by reason of physical or mental impairment to perform substantially all of Executive's services as contemplated herein for 90 days or more within any six-month period ("Disability");
  ----------

     (b) by Executive in the event of (i) relocation of the principal offices of the Company to a location outside the State of Connecticut or beyond a 25 mile radius of Hartford, Connecticut, (ii) a material adverse change in the Executive's working conditions as they relate to his supervisory responsibilities, (iii) a material adverse change in the Executive's entire employee benefit and perquisite package, unless such change applies to all of the Company's and Medallion's employees, and (iv) a material breach by the Company of its obligations under this Agreement that is not cured within thirty days after written notice of such breach in reasonable detail is given to the Company by Executive; or

     (c) by the Company for cause ("Cause") in the event of (i) Executive's
                                    -----
willful failure to follow the reasonable directions of the Board or otherwise perform Executive's duties hereunder (other than as a result of physical or mental impairment) for five days after written notice of such failure in reasonable detail is given to Executive by the Company, (ii) intentional or grossly negligent conduct by Executive that is injurious to the Company as reasonably determined by the Board which conduct continues for five days after written notice of such conduct in reasonable detail is given to Executive by the Board, (iii) conduct by Executive that is intended to be injurious to the Company as reasonably determined by the Board, (iv) Executive's conviction of or a plea of nolo contendere to (A) a felony or (B) a misdemeanor which involves an act against the Company or which involves moral turpitude or which otherwise materially adversely affects the Company or its business or reputation, (v) Executive's violation of (A) a federal or state banking or securities law or regulation which materially adversely affects the Company or its business or reputation or (B) the Small Business Act of 1953 or regulations thereunder, or
(vi) the issuance of an order, judgment or decree (not reversed, suspended or vacated) of any court of competent jurisdiction or governmental agency having regulatory or supervisory jurisdiction over the Company or the Executive (or both), enjoining or otherwise prohibiting the Executive from engaging in any conduct or activity that forms a material part of the Executive's duties, or enjoining or otherwise prohibiting the Company's employment of the Executive.

     3.2  Payment.
          -------

     (a) If Executive's employment is terminated pursuant to Section 3.1(b) above or without Cause prior to the Initial Termination Date, unless the Company has provided Executive with an Extension Notice, then the Second Termination Date, the Company will pay Executive a lump sum payment equal to the present value of Executive's then current Base Salary through the Initial Termination Date, unless the Company has provided Executive with an Extension Notice, then the Second Termination Date.

     (b) If Executive's employment is terminated for any reason other than as set forth in Section 3.2(a) (including without limitation pursuant to Sections 3.1(a) or (c) above), the Company will pay Executive an amount equal to Executive's then current Base Salary through the date of termination. As used herein, the "present value" shall be determined by assuming that the amount determined above is paid in equal installments at the end of each month and discounting such amount to the date of termination of employment at the lowest prime rate published in the Wall Street Journal for the first day of the calendar month in which such termination occurs, absent manifest error in the printing thereof.

       SECTION 4.  CONFIDENTIAL INFORMATION, INVENTIONS AND COMPETITION.

     4.1  Confidential Information.  During the course of Executive's
          ------------------------
employment, Executive may have become or will become aware of information relating to the operations or business affairs of the Company or Medallion that is treated by the Company or Medallion as confidential or proprietary ("Confidential Information"). Executive acknowledges that the Company or
--------------------------
Medallion, as the case may be, is and shall at all times remain the sole owner of the Confidential Information and of all intellectual property rights relating thereto and Executive agrees not to publish or otherwise disclose or make available to any third party any Confidential Information and not to use any Confidential Information for Executive's own benefit or for the benefit of any other third party. Upon termination of this Agreement, or at any time upon the Company's or Medallion's request, Executive will return to the Company or Medallion, as the case may be, all copies of Confidential Information in Executive's possession or under Executive's control.

     Confidential Information does not include information which (a) is at the time of disclosure or later becomes publicly known under circumstances involving no breach of this agreement by Executive, (b) is generally disclosed to third parties by the Company or Medallion without restriction on such third parties, or (c) is required to be disclosed by a governmental authority or by order of a court of competent jurisdiction, provided that such disclosure is subject to all available protection and reasonable advance notice is given to the Company or Medallion, as the case may be.

     4.2  Ownership of Inventions.  Any invention, discovery, new product or
          -----------------------
business opportunity made, discovered or reduced to practice by Executive (whether alone or with others) in the course of performing services for the Company or arising directly from Confidential Information acquired by Executive ("Invention") will be the exclusive property of the Company, and the Company may
  ---------
use or pursue any of them without restriction or additional compensation to Executive.

     To the extent any Invention results in a patentable, copyrightable or other proprietary invention, Executive hereby assigns and agrees to assign to the Company all of Executive's right, title and interest in and to any such invention. Executive agrees to cooperate fully in obtaining patent, copyright or other proprietary protection for any such invention, all in the name of the Company and at the Company's cost and expense, and to execute and deliver all requested applications, assignments and other documents and take such other measures as the Company may reasonably request in order to perfect and enforce the Company's rights therein (including transfer of possession to the Company of all inventions embodied in tangible materials).

     4.3  Noncompetition.  Until the earlier of (i) termination of Executive's
          --------------
employment in accordance with Section 3.1, and (ii) the Initial Termination Date, unless the Company has provided Executive with an Extension Notice, then the Second Termination Date, Executive will not directly or indirectly (unless approved by the Board):

     (a) as proprietor, partner, stockholder, member, manager, officer, employee, consultant, director, joint venturer, investor, lender, or in any other capacity whatsoever (except through the ownership of less than one percent
(1.0%) of the capital stock of any publicly-traded company), engage, in any geographic market, in the business of marketing, soliciting, making or selling loans guaranteed by the Small Business Administration or any other business engaged in by the Company while the Executive was employed by the Company or its predecessor and which competes with the business of the Company; or

     (b) hire or recruit any employee of the Company or Medallion or solicit or induce, or attempt to induce, any employee or consultant of the Company or Medallion to terminate his or her relationship with the Company or Medallion; or

     (c) call upon, solicit, divert or take away, or attempt to divert or take away, the business or patronage of any customer, licensee, vendor, collaborator, corporate partner, or prospective customer, licensee, collaborator or corporate partner, of the Company or Medallion.


SECTION 5.  MISCELLANEOUS.

     5.1  Remedies.  Executive agrees that the restrictions contained in this
          --------
Agreement are necessary for the protection of the business and goodwill of the Company and are reasonable for such purpose. Executive agrees that any breach of this Agreement will cause the Company substantial and irreparable damage and, therefore, in the event of any such breach, in addition to such other remedies as may be available, the Company shall have the right to cease making any payments hereunder and to seek specific performance and injunctive relief.

     5.2  Arbitration.  The parties hereto will attempt to resolve any
          -----------
controversy, claim or dispute arising under this Agreement promptly by negotiations between the parties. If any party reaches the conclusion that the controversy, claim or dispute cannot be resolved by unassisted negotiations, such party may request that such controversy, claim or dispute by settled by binding arbitration administered by the American Arbitration Association in accordance with its commercial arbitration rules and procedures, as in effect on the date of the commencement of arbitration proceedings. The arbitral tribunal shall consist of three members, with the claimant and respondent each appointing one arbitrator, and with the party-appointed arbitrators appointing the third, neutral arbitrator. The arbitrators selected pursuant to this provision shall be qualified by training, education, and experience to rule on the issues presented, and the chairperson of the tribunal shall be a lawyer experienced in the litigation of employment disputes. The arbitration shall be held in New York, New York. The award shall be in writing and shall state the reasoning on which the award rests. A judgment on the award may be entered in any court of competent jurisdiction. The parties further agree that if a dispute is submitted to arbitration, the prevailing party shall be entitled to recover from the non-prevailing party the reasonable attorneys' fees incurred by the prevailing party in connection with the matter which is the subject of such proceeding.

     5.3 Notices. Any notice or other communication hereunder shall be in
         -------
writing and shall be deemed given when so delivered in person, by overnight courier (with receipt confirmed) or by facsimile transmission (with receipt confirmed by telephone or by automatic transmission report) or on the third business day after being sent by registered or certified mail (postage prepaid, return receipt requested), addressed, if to the Company, to Andrew Murstein, President and Chief Operating Officer, Medallion Financial Corp., 205 East 42nd Street, New York, NY 10017 (Fax 212-983-0351), or to such other address as the Company may designate in writing at any time or from time to time to the Executive, and if to the Executive, to the most recent address on file with the Company.

     5.4  Integration.  This Agreement is the entire agreement of the parties
          -----------
with respect to the subject matter hereof and supersedes any prior agreement or understanding relating to Executive's employment with or compensation by the Company, including without limitation, the Employment Agreement between Business Lenders, Inc. and the Executive dated September 7, 1994, which shall be deemed terminated as of the date hereof. This Agreement may not be amended, supplemented or otherwise modified except in writing signed by the parties hereto.

     5.5  Binding Effect.  This Agreement shall inure to the benefit of and be
          --------------
binding upon the parties hereto and their successors, assigns, heirs and personal representatives.

     5.6  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     5.7  Severability.  If any provision hereof shall for any reason be held to
          ------------
be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision had not been included herein. If any provision hereof shall for any reason be held by a court to be excessively broad as to duration, geographical scope, activity or subject matter, it shall be construed by limiting and reducing it to make it enforceable to the extent compatible with applicable law as then in effect.

     5.8  Governing Law.  This Agreement shall be governed by the laws of New
          -------------
York without regard to its conflict of law provisions.

     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of the date first stated above.


                                  BLI ACQUISITION CO., LLC


                                  By:  /s/ Thomas O. Kellogg
                                     -----------------------
                                  President and Chief Executive Officer


                                  EXECUTIVE:


                                       /s/ Penn Ritter
                                  --------------------
                                  Penn Ritter

                                                                       Exhibit F
                                                                       ---------

                              CONSULTING AGREEMENT


     THIS CONSULTING AGREEMENT, dated as of October 31, 1997 is by and between BLI Acquisition Co., LLC, a Delaware limited liability company ("Acquisition
                                                                 -----------
Co."), and George J. Ritter (the "Consultant").
---                                  ----------


     WHEREAS, the parties have entered into an Asset Purchase Agreement dated as of August 20, 1997, as amended, by and among Medallion Financial Corp., Acquisition Co., Business Lenders, Inc. ("BLI"), Triumph - Connecticut Limited
                                          ---
Partnership, Thomas Kellogg, Gary Mullin and Penn Ritter pursuant to which Acquisition Co. will acquire substantially all of the assets of BLI; and

     WHEREAS, the Consultant desires to advise Acquisition Co. and Acquisition Co. desires to obtain the services of the Consultant; and

     WHEREAS, the Consultant and Acquisition Co. agree that certain information regarding Acquisition Co.'s business planning and marketing strategies and other proprietary information of Acquisition Co. relating to the services and business of Acquisition Co. that the Consultant knows or may obtain should be used exclusively for the benefit of Acquisition Co. and may not be disclosed to any person or entity other than Acquisition Co.;

     NOW THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereto agree as follows:

     1.  Consultant's Services.  Acquisition Co. hereby retains the Consultant,
         ---------------------
and the Consultant hereby agrees to perform for Acquisition Co., certain consulting and advisory services outlined below (the "Services"), upon the terms
                                                      --------
and conditions set forth in this Agreement. The Services shall consist of general business and business development advice, provided in consultation with the senior management of Acquisition Co.

     The Consultant shall promptly respond by telephone to requests by Acquisition Co. for consultation and advice pursuant hereto and shall devote such time as is reasonable to perform such Services. The parties understand and agree that the Consultant has and will continue to have an active role in numerous other business activities which occupy the majority of his business time and that such other business activities will not be limited pursuant to this Agreement or the relationship created hereby, provided, however, that such
                                                   --------  -------
other business activities shall not compete with the business of Acquisition Co.

     2.  Compensation and Expenses.  For the performance of the Services to be
         -------------------------
rendered to Acquisition Co. during the term of this Agreement, Acquisition Co. shall pay a fee at the annual rate of Thirty Thousand Dollars ($30,000) payable in substantially equal monthly installments ("Fee"). Acquisition Co. shall
                                              ---
reimburse the Consultant for all
authorized ordinary, reasonable, necessary and documented expenses incurred by the Consultant in accordance with the general corporate policy of Acquisition Co. Consultant will be separately compensated for specific business solely initiated and referred to Acquisition Co. by the Consultant as may be negotiated between the parties from time to time.

     3.  Term.  The term of this Agreement and the Consultant's Services
         ----
hereunder shall commence as of the date of this Agreement and shall continue in effect for a period of three (3) years (the "Consulting Term").
                                             ---------------

     4.  Termination.
         -----------

     4.1  Early Termination.  This Agreement may be terminated prior to the
          -----------------
expiration of the term specified in Section 3:

     (a) by Acquisition Co. upon Consultant's death or inability by reason of physical or mental impairment to perform substantially all of the Services as contemplated herein for 90 days or more within any six-month period ("Disability");
  ----------

     (b) by Consultant in the event of a material breach by Acquisition Co. of its obligations under this Agreement that is not cured within thirty days after written notice of such breach in reasonable detail is given to Acquisition Co. by Consultant; or

     (c) by Acquisition Co. for cause ("Cause") in the event of (i) Consultant's
                                        -----
willful failure to perform Consultant's duties hereunder (other than as a result of physical or mental impairment) for five days after written notice of such failure in reasonable detail is given to Consultant by Acquisition Co., (ii) intentional or grossly negligent conduct by Consultant that is injurious to Acquisition Co. as reasonably determined by the Board which conduct continues for five days after written notice of such conduct in reasonable detail is given to Consultant by the Board, (iii) conduct by Consultant that is intended to be injurious to Acquisition Co. as reasonably determined by the Board, (iv) Consultant's conviction of or a plea of nolo contendere to (A) a felony or (B) a misdemeanor which involves an act against Acquisition Co. or which involves moral turpitude or which otherwise materially adversely affects Acquisition Co. or its business or reputation, (v) Consultant's violation of (A) a federal or state banking or securities law or regulation which materially adversely affects Acquisition Co. or its business or reputation or (B) the Small Business Act of 1953 or regulations thereunder which materially adversely affects Acquisition Co. or its business or reputation, or (vi) the issuance of an order, judgment or decree (not reversed, suspended or vacated) of any court of competent jurisdiction or governmental agency having regulatory or supervisory jurisdiction over Acquisition Co. or the Consultant (or both), enjoining or otherwise prohibiting the Consultant from engaging in any conduct or activity that forms a material part of the Consultant's duties, or enjoining or otherwise prohibiting Acquisition Co.'s employment of the Consultant.

     4.2  Payment.
          -------

     (a) If Consultant's employment is terminated pursuant to Section 4.1(b) above or without Cause prior to the end of the Consulting Term, Acquisition Co. will pay Consultant a lump sum payment equal to the present value of Consultant's Fee through the end of the Consulting Term.

     (b) If Consultant's employment is terminated for any reason other than as set forth in Section 4.2(a) (including without limitation pursuant to Sections 4.1(a) or (c) above), Acquisition Co. will pay Consultant an amount equal to Consultant's Fee earned through the date of termination.

     As used herein, the "present value" shall be determined by assuming that the amount determined above is paid in equal installments at the end of each month and discounting such amount to the date of termination of employment at the lowest prime rate published in the Wall Street Journal for the first day of the calendar month in which such termination occurs, absent manifest error in the printing thereof.

     5.  Independent Contractor.  It is specifically understood and agreed that
         ----------------------
during the term of this Agreement the Consultant's relationship to Acquisition Co. will be that of an independent contractor and that neither this Agreement nor the Services to be rendered hereunder shall for any purpose whatsoever or in any way or manner create an employer-employee relationship between the parties. Accordingly, the Consultant shall have sole and exclusive responsibility for the payment of all federal, state and local income taxes and for all employment and disability insurance, Social Security and other similar taxes with respect to any compensation provided hereunder. The Consultant is not authorized to bind Acquisition Co.

     6.  Amendments; Entire Agreement.  This Agreement may not be amended, nor
         ----------------------------
shall any waiver, change, modification, consent or discharge be effected, except by an instrument in writing executed by or on behalf of the party or parties against whom enforcement of any amendment, waiver, change, modification, consent or discharge is sought. The parties hereto agree that this Agreement and all other agreements of a date even herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among them as to such subject matter; and there are no restrictions, agreements, arrangements, oral or written, between the parties relating to the subject matter hereof which are not fully expressed or referred to herein.

     7.  Gender.  Whenever used herein, the singular number shall include the
         ------
plural, the plural shall include the singular, and the use of any gender shall include all genders.

     8.  Notices.  All notices and other communications hereunder shall be in
         -------
writing and shall be deemed to have been given when delivered or three (3) days after mailing if mailed by first-class, registered or certified mail, postage prepaid, addressed (a) if to the Consultant, 180 Fern Street, West Hartford, Connecticut 06119, (b) if to Acquisition Co., as provided in the Purchase Agreement (including copies as therein provided), or to such other person(s) at such address(es) as either party may furnish in writing to the other parties hereto.

     9.  Successors and Assigns.  This Agreement shall not be assignable by
         ----------------------
either party without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and is not intended and shall not be construed to create any rights in or to be enforceable by any other person.

     10.  Section Headings.  The headings contained in this Agreement are for
          ----------------
reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     11.  Governing Law.  This Agreement shall be governed by and construed and
          -------------
enforced in accordance with the law (other than the law governing conflict of law questions) of the State of Delaware.


     IN WITNESS WHEREOF, the parties have executed or caused to be executed this Agreement as a sealed instrument as of the date first above written.



                                       BLI ACQUISITION CO., LLC



                                       By:  /s/ Thomas O. Kellogg
                                          -----------------------



                                       CONSULTANT



                                            /s/ George J. Ritter
                                       -------------------------
                                       George J. Ritter

                                                                       Exhibit G
                                                                       ---------


Telephone: (617) 573-0100                            Facsimile: (617) 227-4420

                     Form of Opinion of Palmer & Dodge LLC


                                October 31, 1997


Business Lenders, Inc.        Triumph-Connecticut Limited Partnership
15 Lewis Street               City Place I, 35th Floor
Hartford, CT  06103           Hartford, CT  06103

Thomas Kellogg                Penn Ritter
12 Governor's Row             14 Birch Road
West Hartford, CT  06447      West Hartford, CT  06119

Gary Mullin
564 Lamplight Lane
Orange, CT  06447

Gentlemen:

     We have acted as counsel for Medallion Financial Corp. ("MFC"), a Delaware
                                                              ---
corporation, in connection with the Asset Purchase Agreement dated as of August 20, 1997, as amended by Amendment No. 1 dated as of October 22, 1997 (the "Agreement"), among MFC, BLI Acquisition Co., LLC, Business Lenders, Inc.
----------
("BLI"), Triumph-Connecticut Limited Partnership, Thomas Kellogg, Gary Mullin
  ---
and Penn Ritter, providing for the purchase by MFC of substantially all the assets of BLI and the assumption by MFC of certain of the liabilities of BLI. This opinion is furnished to you pursuant to Section 6.4 of the Agreement. Terms used in this opinion that are defined in the Agreement are used herein as so defined.

     This opinion is limited to the laws of the Commonwealth of Massachusetts, the federal laws of the United States (other than the Small Business Act of 1953, as amended, and the Small Business Investment Act of 1958, as amended, and the rules and procedures promulgated thereunder, as to which we express no opinion) and the Delaware General Corporation Law (the "DGCL"). In addition, we
                                                        ----
render this opinion as if the Agreement were governed by the laws of the Commonwealth of Massachusetts, notwithstanding its recitation that it is governed by the laws of the State of Delaware.

     We have reviewed original, photostatic or certified copies of all corporate records, certificates of public officials, certificates of corporate officers of MFC and such other

Business Lenders, Inc.
October 31, 1997
Page 2




instruments, documents and agreements as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth. As to various questions of fact material to our opinion,we also have relied upon representations made in or pursuant to the Agreement and inquiries made of officers of MFC. We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as copies.

     References in this opinion to the phrase "to our knowledge" and words of like import mean the actual knowledge of the lawyers of this firm responsible for preparing this opinion after inquiry of such lawyers in the firm and review of such documents in our possession as they considered appropriate but without any independent investigation.

     Based on the foregoing, but subject to the assumptions and qualifications set forth herein, we are of the opinion that:

     1. MFC is validly existing and in good standing as a corporation under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its assets and to carry on its business as now being conducted, and to execute and deliver the Agreement and to perform its obligations thereunder.

     2. Acquisition Co. is validly existing and in good standing as a limited liability company under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its assets and to carry on its business as now being conducted, and to execute and deliver the Agreement and to perform its obligations thereunder.

     3. The execution and delivery by each of MFC and Acquisition Co. of the Agreement and the performance by MFC and Acquisition Co. of their respective obligations thereunder have been duly authorized by all necessary action on the part of MFC and Acquisition Co., respectively. The Agreement has been duly executed and delivered by each of MFC and Acquisition Co. and constitutes (assuming due authorization, execution and delivery thereof by BLI, Triumph and the Key Employees) the valid and binding obligation of each of MFC and Acquisition Co., enforceable against each of them in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws of general application affecting the rights and remedies of creditors, or general principles of equity and except that rights to indemnification thereunder may be limited by federal or state securities laws or public policy relating thereto.

     4. The execution and delivery of the Agreement by each of MFC and Acquisition Co., the consummation of the transactions contemplated thereby and compliance with any of the provisions thereof will not conflict with or violate
(i) any of the terms, conditions or

Business Lenders, Inc.
October 31, 1997
Page 3



provisions of the certificate of incorporation or by-laws of MFC or the certificate of formation of Acquisition Co., (ii) any of the terms, conditions or provisions of any document, agreement or other instrument to which MFC or Acquisition Co. is a party or by which any of them is bound of which we are aware, (iii) any Delaware corporate or federal law or regulation, (iv) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on MFC or Acquisition Co. of which we are aware, or (v) to our knowledge result in the creation of any lien or other encumbrance on the assets or properties of MFC or Acquisition Co. pursuant to any document, agreement or instrument referred to in clause (ii) above.

     5. No approval or consent of, or registration or filing with, any governmental or regulatory body is required to be obtained or made by MFC or Acquisition Co. in connection with the execution, delivery and performance by MFC or Acquisition Co., respectively, of the Agreement other than those which have been obtained or made.

     6. To the best of our knowledge, there are no actions or proceedings pending or threatened against or involving MFC or Acquisition Co. or any of their assets seeking to restrain, modify or prevent the carrying out of the transactions contemplated by the Agreement.

     This opinion is furnished to you solely for your use in connection with the Closing under the Agreement on the date hereof, and may not be relied upon by any other person without our prior written consent.

                                            Very truly yours,



                                            /s/ Palmer & Dodge LLP

                                                                       Exhibit H
                                                                       ---------


                                VOTING AGREEMENT
                                ----------------


     This Voting Agreement is entered into by Alvin Murstein, Andrew Murstein, the Alvin Murstein Second Family Trust and the Andrew Murstein Family Trust pursuant to that certain Asset Purchase Agreement dated as August 20, 1997, as amended, by and among Medallion Financial Corporation ("MFC"), BLI Acquisition Co., LLC ("Acquisition Co."), Business Lenders, Inc., Triumph-Connecticut Limited Partnership, Thomas Kellogg, Gary Mullin and Penn Ritter (the "Purchase Agreement").

     All capitalized terms used but not defined herein shall have the meaning ascribed to them in the Purchase Agreement.

     THE UNDERSIGNED hereby agree that they will vote, or cause to be voted, all shares of Common Stock of MFC which any of them now owns or hereafter acquires by any means, including without limitation by purchase, upon conversion or exercise of convertible securities, assignment or operation of law, or as a result of any stock dividend, stock split, reorganization, reclassification, whether voluntary or involuntary, or other similar transaction, or by purchase, assignment or operation of law, for the establishment of a pool of options exercisable for 90,000 shares of Common Stock of MFC for grant to officers, directors and employees of Acquisition Co. in accordance with Section 4.9 of the Purchase Agreement.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of October 31, 1997.


                                         /s/ Alvin Murstein
                                         -------------------------------------
                                         Alvin Murstein



                                         /s/ Andrew Murstein
                                         -------------------------------------
                                         Andrew Murstein

                                         ALVIN MURSTEIN SECOND FAMILY TRUST



                                         By:/s/ Alvin Murstein, Trustee
                                            -----------------------------------
                                          Alvin Murstein, Trustee


                                         By:/s/ Amie Murstein, Trustee
                                            -----------------------------------
                                          Amie Murstein, Trustee



                                         ANDREW MURSTEIN FAMILY TRUST



                                         By:/s/ Andrew Murstein, Trustee
                                            -----------------------------------
                                          Andrew Murstein, Trustee


                                         By:/s/ Barbara Murstein, Trustee
                                            -----------------------------------
                                          Barbara Murstein, Trustee